UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

High Income Fund

October 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 16, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the annual reporting period ended October 31, 2010.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

The Fund pursues income opportunities from government, corporate, emerging market and high yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities that have the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Rating Service and Fitch Ratings, Ltd.) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities. The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared to its composite benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) (local-currency-denominated) and the Barclays Capital (BC) US Corporate High Yield (HY) 2% Issuer Capped Index for the six- and 12-month periods ended October 31, 2010. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

Class A shares of the Fund outperformed the benchmark for the 12-month reporting period ended

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

October 31, 2010, and underperformed for the six-month period ended October 31, 2010, before sales charges. For the 12-month period ended October 31, 2010, the Fund’s overweight to high yield and higher beta holdings (banks and insurance) contributed significantly to the Fund’s outperformance. Overall emerging market country and security selection was also positive with holdings in Argentina, Russia and the Ukraine all contributing positively. Security selection in Brazil detracted. Currency positioning was a positive contributor (long Brazilian real) as was the Fund’s exposure to commercial mortgage-backed securities (CMBS).

Conversely, for the six-month period ended October 31, 2010, the Fund’s overweight to high yield corporates and higher beta corporate holdings (banks and insurance) detracted from performance as risk aversion increased during the second quarter of 2010, due to European sovereign debt and global economic growth sustainability concerns. Most dollar denominated emerging market debt is more sensitive to changes in US Treasury yields than high yield corporate debt, and thus outperformed during the six month period as US rates fell. Within the Fund’s emerging market debt allocation, country decisions remained positive, particularly holdings in Argentina. Within the Fund’s currency exposure, a long position in the Brazilian real contributed positively.

The Fund’s use of leverage contributed positively to relative performance for both the six- and 12-month periods ended October 31, 2010, as repo rates were favorable and the Fund’s Global Fixed Income Investment Team and Global Credit Investment Team (the “Teams”) were able to reinvest the proceeds into higher yielding securities.

Market Review and Investment Strategy

The global economic recovery continued in 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Financial markets followed making fitful progress as credit spreads narrowed. Investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Concerns over sovereign debt in peripheral Europe and the potential for a double-dip in the U.S. economy however rose in the second quarter dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety along with renewed concern about Ireland.

Most major fixed income indices posted solid positive returns for the annual period as markets continued to

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

improve. US dollar-denominated emerging market debt posted a solid return of 17.70% as a global economic recovery firmed. During the 12-month reporting period ended October 31, 2010, Argentina, Brazil, Turkey and Uruguay were all strong performers within the index. Argentina, which returned 41.26% and was the strongest performer, benefited from a strong economy and a credit rating increase which bolstered confidence in South America’s second-biggest economy. US dollar emerging market debt spreads tightened 51 basis points during the annual reporting period to end the year at 283 basis points over duration matched Treasuries. All data is according to the Barclays Indices.

CMBS, which posted some of the worst returns during the financial crisis, continued to rebound posting strong gains. For the annual period under review, CMBS returned 21.63%. The high yield market returned 19.10% with the lower quality tiers outperforming. By industry, financial related debt, specifically banks and insurance, posted very strong returns for the year. Similar to emerging market debt, high yield spreads tightened 160 basis points from a year ago to end the period at 577 basis points over duration matched Treasuries. Investment-grade corporates also performed well returning 11.61% for the annual reporting period. All data is according to the Barclays Indices.

The Fund continues to overweight high yield securities, maintain an allocation of CMBS and underweight emerging market debt securities.

While the Team remains confident that the global economic recovery, powered by strong growth in emerging market economies should remain on track, a host of uncertainties are likely to keep financial market volatility high.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global), the JPM Government Bond Index-Emerging Markets (GBI-EM) and the Barclays Capital US Corporate High Yield (HY) 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including loans and Eurobonds. The JPM GBI-EM is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Barclays Capital US Corporate HY 2% Issuer Capped Index is the 2% Issuer Cap component of the US Corporate HY Index. The Barclays Capital US Corporate HY Index is an unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least 1 year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A substantial amount of the Fund’s assets will be invested in foreign securities in emerging market nations, which may present market, credit, currency, liquidity, legal, political and other risks different from or greater than the risks of investing in developed foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in US issues. The Fund can invest a significant portion of its assets in the securities of a single issuer, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Price fluctuation in the Fund’s portfolio securities may be caused by changes in interest rates or bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. The Fund may invest in high-yield bonds (i.e., “junk bonds”), which involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade bonds presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein High Income Fund*
Class A	7.55%	20.85%

Class B**	7.13%	19.86%

Class C	7.20%	19.88%

Advisor Class†	7.73%	21.22%

Class R†	7.56%	20.62%

Class K†	7.71%	20.94%

Class I†	7.73%	21.23%

Composite Benchmark: 33% JPM GBI – EM/33% JPM EMBI Global/33% Barclays Capital US Corporate HY 2% Issuer Capped Index	8.87%	18.18%

JPM EMBI Global	10.62%	17.70%

JPM GBI – EM	8.88%	17.19%

Barclays Capital US Corporate HY 2% Issuer Capped Index	6.73%	19.10%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month period ended October 31, 2010, by 0.05% and 0.15%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/31/01† TO 10/31/10

†Prior to 12/31/01, data was not available for the JPM GBI-EM.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Fund Class A shares (from 12/31/01† to 10/31/10) as compared to the performance of the Fund’s composite benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

Please note: $10,000 investment performance for the Fund compared to the previous benchmark may be found on the following page.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/00 TO 10/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein High Income Fund Class A shares (from 10/31/00 to 10/31/10) as compared to the performance of the JPM EMBI Global and the BC US Corporate High Yield 2% Issuer Capped Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns	SEC Yields*
Class A Shares			6.65%
1 Year	20.85%	15.66%
5 Years	11.43%	10.46%
10 Years	13.91%	13.42%

Class B Shares			6.24%
1 Year	19.86%	16.86%
5 Years	10.56%	10.56%
10 Years(a)	13.38%	13.38%

Class C Shares			6.17%
1 Year	19.88%	18.88%
5 Years	10.55%	10.55%
10 Years	13.00%	13.00%

Advisor Class Shares‡			7.23%
1 Year	21.22%	21.22%
Since Inception†	12.94%	12.94%

Class R Shares‡			6.82%
1 Year	20.62%	20.62%
Since Inception†	12.37%	12.37%

Class K Shares‡			7.05%
1 Year	20.94%	20.94%
Since Inception†	12.67%	12.67%

Class I Shares‡			7.22%
1 Year	21.23%	21.23%
Since Inception†	12.96%	12.96%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 1.88%, 1.83%, 0.83%, 1.36%, 1.10% and 0.72% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.95%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, and 0.65% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2010.

†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	15.10%
5 Years	9.60%
10 Years	12.86%

Class B Shares
1 Year	16.48%
5 Years	9.70%
10 Years(a)	12.80%

Class C Shares
1 Year	18.23%
5 Years	9.67%
10 Years	12.43%

Advisor Class Shares‡
1 Year	20.55%
Since Inception†	12.37%

Class R Shares‡
1 Year	19.97%
Since Inception†	11.80%

Class K Shares‡
1 Year	20.28%
Since Inception†	12.09%

Class I Shares‡
1 Year	20.70%
Since Inception†	12.39%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 1/28/08 for Advisor Class, Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2010		Ending Account Value October 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,075.45	$1,020.21	$5.18	$5.04
Class B	$1,000	$1,000	$1,071.29	$1,016.64	$8.88	$8.64
Class C	$1,000	$1,000	$1,071.99	$1,016.69	$8.83	$8.59
Advisor Class	$1,000	$1,000	$1,077.28	$1,021.78	$3.56	$3.47
Class R	$1,000	$1,000	$1,075.62	$1,019.26	$6.17	$6.01
Class K	$1,000	$1,000	$1,077.13	$1,020.42	$4.97	$4.84
Class I	$1,000	$1,000	$1,077.30	$1,021.83	$3.51	$3.41

*	Expenses are equal to the classes’ annualized expense ratios of 0.99%, 1.70%, 1.69%, 0.68%, 1.18%, 0.95% and 0.67%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $2,326.0

*	All data are as of October 31, 2010. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other”

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO SUMMARY

October 31, 2010 (unaudited)

securities type weightings represents 0.4% or less in the following security types: Supranationals, Local Governments—Regional Bonds, Local Governments—Municipal Bonds, Inflation-Linked Securities, Common Stocks, Warrants and Option Purchased—Call. “Other” country weightings represent 1.0% or less in the following countries: Australia, Austria, Barbados, Belgium, Cayman Islands, Chile, China, Cote D’Ivoire, Croatia, Czech Republic, Denmark, Dominican Republic, Egypt, El Salvador, France, Gabon, Germany, Ghana, Greece, Hong Kong, Hungary, Iceland, India, Ireland, Italy, Jamaica, Japan, Lithuania, Luxembourg, Norway, Panama, Peru, Philippines, Poland, Serbia & Montenegro, Singapore, Spain, Supranational, Sweden, Switzerland, Trinidad & Tobago, Uruguay and Venezuela.

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2010

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 53.2%
Industrial – 45.4%
Basic – 6.0%
AK Steel Corp. 7.625%, 5/15/20	U.S.$	3,564	$3,711,015
Algoma Acquisition Corp. 9.875%, 6/15/15(a)		4,780	4,397,600
Appleton Papers, Inc. 10.50%, 6/15/15(a)		2,150	2,074,750
Arch Western Finance LLC 6.75%, 7/01/13		304	307,040
Boise Paper Holdings LLC/Boise Finance Co.
9.00%, 11/01/17		1,410	1,536,900
Celanese US Holdings LLC 6.625%, 10/15/18(a)		644	684,250
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,254,000
7.125%, 5/01/20		1,100	1,276,000
Consol Energy, Inc. 8.25%, 4/01/20(a)		3,000	3,345,000
Drummond Co., Inc. 7.375%, 2/15/16		1,450	1,493,500
Evraz Group SA 8.25%, 11/10/15(a)		1,289	1,372,785
9.50%, 4/24/18(a)		5,066	5,711,915
FMG Resources August 2006 Pty Ltd. 7.00%, 11/01/15(a)		2,000	2,042,500
Georgia Gulf Corp. 10.75%, 10/15/16		1,500	1,590,000
Georgia-Pacific LLC 7.00%, 1/15/15(a)		433	451,944
7.125%, 1/15/17(a)		517	555,775
8.875%, 5/15/31		2,000	2,505,000
Graphic Packaging International, Inc. 7.875%, 10/01/18		2,000	2,115,000
9.50%, 6/15/17		480	529,200
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 4.876%, 11/15/14(b)		2,615	2,510,400
8.875%, 2/01/18		1,393	1,495,734
9.75%, 11/15/14		515	542,038
Huntsman International LLC 8.625%, 3/15/21(a)		3,900	4,275,375
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		9,341	8,500,310
Kerling PLC 10.625%, 2/01/17(a)	EUR	3,650	5,397,574

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kronos International, Inc. 6.50%, 4/15/13	EUR	2,175	$3,019,597
LBI Escrow Corp. 8.00%, 11/01/17(a)	U.S.$	1,200	1,314,000
Lecta SA 4.899%, 2/15/14(a)(b)	EUR	903	1,168,820
Lyondell Chemical Co. 11.00%, 5/01/18	U.S.$	3,100	3,472,000
MacDermid, Inc. 9.50%, 4/15/17(a)		3,315	3,538,762
Momentive Performance Materials, Inc. 10.125%, 12/01/14(c)		927	976,747
11.50%, 12/01/16		1,300	1,407,250
New Enterprise Stone & Lime Co. 11.00%, 9/01/18(a)		3,700	3,533,500
NewMarket Corp. 7.125%, 12/15/16		1,074	1,095,480
NewPage Corp. 10.00%, 5/01/12		1,120	712,600
11.375%, 12/31/14		2,800	2,688,000
Norske Skogindustrier ASA 7.00%, 6/26/17	EUR	2,150	2,319,087
Nova Chemicals Corp. 8.625%, 11/01/19	U.S.$	2,383	2,645,130
Novelis, Inc. 7.25%, 2/15/15		2,870	2,959,687
Omnova Solutions, Inc. 7.875%, 11/01/18(a)		788	805,730
Peabody Energy Corp. 7.875%, 11/01/26		50	56,500
Rhodia SA 3.735%, 10/15/13(a)(b)	EUR	835	1,158,793
6.875%, 9/15/20(a)	U.S.$	1,848	1,942,710
Smurfit Kappa Acquisitions 7.75%, 11/15/19(a)	EUR	2,690	3,977,938
Solutia, Inc. 7.875%, 3/15/20	U.S.$	1,415	1,561,806
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		1,570	1,742,700
9.75%, 7/29/13(a)		7,028	7,774,374
Steel Dynamics, Inc. 6.75%, 4/01/15		675	699,469
7.625%, 3/15/20(a)		1,500	1,608,750
7.75%, 4/15/16		910	971,425
Tpc Group LLC 8.25%, 10/01/17(a)		2,573	2,733,813
Tube City IMS Corp. 9.75%, 2/01/15		2,000	2,082,500

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States Steel Corp. 6.65%, 6/01/37	U.S.$	4,900	$4,348,750
Vedanta Resources PLC 8.75%, 1/15/14(a)		4,299	4,607,668
9.50%, 7/18/18(a)		1,900	2,041,930
Verso Paper Holdings LLC/Verso Paper, Inc. Series B 11.375%, 8/01/16(d)		3,748	3,607,450
Westvaco Corp. 8.20%, 1/15/30		2,940	3,186,710
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	3,354,401
8.50%, 1/15/25		1,000	1,101,203

			139,890,885

Capital Goods – 5.3%
Alion Science and Technology Corp. 10.25%, 2/01/15		2,313	1,691,381
Series 1 12.00%, 11/01/14		1,051	1,068,054
Alliant Techsystems, Inc. 6.875%, 9/15/20		760	799,900
AMH Holdings, Inc. 11.25%, 3/01/14		2,526	2,623,251
Ardagh Glass Finance PLC 8.75%, 2/01/20(a)	EUR	2,050	2,831,791
9.25%, 7/01/16(a)		497	753,980
Ardagh Packaging Finance 7.375%, 10/15/17(a)	U.S.$	350	371,000
Associated Materials LLC 9.125%, 11/01/17(a)		1,444	1,516,200
BE Aerospace, Inc. 6.875%, 10/01/20		2,000	2,125,000
Berry Plastics Corp. 8.875%, 9/15/14		3,954	4,023,196
10.25%, 3/01/16		672	639,240
Bombardier, Inc. 7.75%, 3/15/20(a)		1,408	1,562,880
8.00%, 11/15/14(a)		2,260	2,361,700
Building Materials Corp. of America 6.875%, 8/15/18(a)		1,540	1,540,000
7.00%, 2/15/20(a)		985	1,026,863
7.50%, 3/15/20(a)		1,898	1,940,705
Case New Holland, Inc. 7.875%, 12/01/17(a)		1,858	2,076,315
Clondalkin Industries BV 8.00%, 3/15/14(a)	EUR	3,449	4,632,307

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH America LLC 7.25%, 1/15/16	U.S.$	997	$1,086,730
Crown European Holdings SA 7.125%, 8/15/18(a)	EUR	1,295	1,883,488
Goodman Global Group, Inc. Zero Coupon, 12/15/14	U.S.$	3,733	2,403,119
Graham Packaging Co. LP/GPC Capital Corp. I 8.25%, 1/01/17-10/01/18(a)		2,192	2,270,450
Grohe Holding GMBH 8.625%, 10/01/14(a)(d)	EUR	3,505	4,991,678
HeidelbergCement AG 8.50%, 10/31/19		2,420	3,679,946
IFCO Systems NV 10.00%, 6/30/16(a)		1,000	1,572,734
Impress Holdings BV 9.25%, 9/15/14(a)		2,000	2,922,780
L-3 Communications Corp. 5.875%, 1/15/15	U.S.$	800	816,000
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		3,750	3,914,062
9.50%, 2/15/18		216	232,470
Masco Corp. 6.125%, 10/03/16		2,315	2,370,338
Nordenia International AG 9.75%, 7/15/17	EUR	1,652	2,503,312
Obrascon Huarte Lain SA 7.375%, 4/28/15		2,550	3,531,699
OI European Group BV 6.75%, 9/15/20(a)		1,500	2,113,796
6.875%, 3/31/17(a)		1,000	1,426,595
Owens-Brockway Glass Container, Inc. 6.75%, 12/01/14	U.S.$	830	848,675
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		3,733	3,844,990
Ply Gem Industries, Inc. 11.75%, 6/15/13		3,800	4,080,250
Pregis Corp. 5.985%, 4/15/13(b)	EUR	1,435	1,887,385
RBS Global, Inc./Rexnord LLC 8.50%, 5/01/18	U.S.$	3,000	3,150,000
11.75%, 8/01/16		1,324	1,423,300
Rexam PLC 6.75%, 6/29/67	EUR	2,660	3,549,399
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19(a)	U.S.$	712	742,260

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.50%, 5/15/18(a)	U.S.$	3,300	$3,374,250
9.00%, 4/15/19(a)		638	662,723
RSC Equipment Rental Inc/RSC Holdings III LLC 9.50%, 12/01/14		2,000	2,087,500
10.25%, 11/15/19		2,000	2,175,000
Sequa Corp. 11.75%, 12/01/15(a)		4,045	4,368,600
Terex Corp. 8.00%, 11/15/17		5,056	5,043,360
Textron Financial Corp. 5.40%, 4/28/13		1,037	1,089,755
6.00%, 2/15/67(a)		125	98,750
TransDigm, Inc. 7.75%, 7/15/14		120	123,300
United Rentals North America, Inc. 7.75%, 11/15/13(d)		4,050	4,095,562
8.375%, 9/15/20		4,050	4,110,750
10.875%, 6/15/16		1,000	1,140,000
Wienerberger AG 6.50%, 12/31/49	EUR	2,900	3,299,610

			122,498,379

Communications - Media – 5.4%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	5,115	5,281,237
American Media Operations, Inc. 14.00%, 11/01/13(a)(c)		649	422,817
Cablevision Systems Corp. 8.00%, 4/15/20		1,000	1,106,250
CCH II LLC/CCH II Capital Corp. 13.50%, 11/30/16		2,000	2,395,000
CCO Holdings LLC/CCO Holdings Capital Corp. 7.25%, 10/30/17(a)		2,250	2,323,125
Cengage Learning Acquisitions, Inc. 10.50%, 1/15/15(a)		4,385	4,538,475
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	3,520	4,886,888
CET 21 spol sro 9.00%, 11/01/17(a)		121	172,635
Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 4/30/12(a)	U.S.$	1,275	1,356,281
Clear Channel Communications, Inc. 5.50%, 9/15/14		5,205	3,578,437
5.75%, 1/15/13		3,288	2,959,200

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Clear Channel Worldwide Holdings, Inc. 9.25%, 12/15/17	U.S.$	323	$352,065
Columbus International, Inc. 11.50%, 11/20/14(a)		6,622	7,424,917
CSC Holdings LLC 6.75%, 4/15/12		190	198,788
7.875%, 2/15/18		2,212	2,471,910
Dex One Corp. 12.00%, 1/29/17		4,048	3,046,390
DISH DBS Corp. 7.125%, 2/01/16		1,250	1,325,000
European Media Capital SA 10.00%, 2/01/15(c)(e)(f)		537	354,200
Hughes Network Systems LLC/HNS Finance Corp. 9.50%, 4/15/14		1,950	2,032,875
Intelsat Jackson Holdings SA 7.25%, 10/15/20(a)		2,125	2,172,813
11.25%, 6/15/16		2,472	2,691,390
Intelsat Luxembourg SA 11.25%, 2/04/17		3,200	3,428,000
Lamar Media Corp. 6.625%, 8/15/15		3,941	4,044,451
Liberty Media LLC 5.70%, 5/15/13		1,145	1,177,919
LIN Television Corp. 6.50%, 5/15/13		3,050	3,080,500
8.375%, 4/15/18		1,000	1,071,250
Local TV Finance LLC 9.25%, 6/15/15(a)		3,200	2,872,000
McClatchy Co. (The) 11.50%, 2/15/17		3,600	3,856,500
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875%, 4/15/17(a)		2,021	2,142,260
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(g)		5,325	5,424,844
Quebecor Media, Inc. 7.75%, 3/15/16		4,452	4,646,775
Rainbow National Services LLC 8.75%, 9/01/12(a)		250	251,563
10.375%, 9/01/14(a)		1,458	1,518,143
Seat Pagine Gialle SpA 10.50%, 1/31/17(a)	EUR	2,600	3,298,218
Sinclair Television Group, Inc. 8.375%, 10/15/18(a)	U.S.$	1,100	1,144,000
9.25%, 11/01/17(a)		2,975	3,272,500
Sirius XM Radio, Inc. 8.75%, 4/01/15(a)		3,500	3,775,625

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Technicolor 5.75%, 12/31/49(h)(i)	EUR	925	$6,437
Telesat Canada/Telesat LLC 11.00%, 11/01/15	U.S.$	1,600	1,796,000
Truvo Subsidiary Corp. 8.375%, 12/01/14(f)(i)		1,283	57,735
Umbrella Acquisition, Inc. 9.75%, 3/15/15(a)(c)		4,160	4,414,806
Univision Communications, Inc. 12.00%, 7/01/14(a)		1,580	1,747,875
UPC Holding BV 8.375%, 8/15/20(a)	EUR	3,000	4,217,154
UPCB Finance Ltd. 7.625%, 1/15/20(a)		1,600	2,327,090
Valassis Communications, Inc. 8.25%, 3/01/15	U.S.$	761	800,001
Virgin Media Finance PLC 8.375%, 10/15/19		3,950	4,404,250
WMG Holdings Corp. 9.50%, 12/15/14(d)		3,918	3,722,100
XM Satellite Radio, Inc. 7.625%, 11/01/18(a)		545	559,988
Ziggo Bond Co. BV 8.00%, 5/15/18(a)	EUR	3,650	5,257,872

			125,406,549

Communications - Telecommunications – 3.0%
Cincinnati Bell, Inc. 8.25%, 10/15/17	U.S.$	750	761,250
8.75%, 3/15/18		3,650	3,531,375
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15(a)		6,124	6,797,640
Cricket Communications, Inc. 9.375%, 11/01/14(d)		4,482	4,694,895
10.00%, 7/15/15(d)		1,500	1,642,500
Crown Castle International Corp. 7.125%, 11/01/19		2,500	2,750,000
Digicel Group Ltd. 10.50%, 4/15/18(a)		3,241	3,569,151
Digicel Ltd. 12.00%, 4/01/14(a)		660	773,025
ERC Ireland Finance Ltd. 5.899%, 8/15/16(a)(b)	EUR	1,000	786,367
Fairpoint Communications, Inc. Series 1 13.125%, 4/02/18(i)	U.S.$	1,048	75,997

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Frontier Communications Corp. 6.25%, 1/15/13	U.S.$	1,222	$1,295,320
8.125%, 10/01/18		500	570,000
9.00%, 8/15/31		1,600	1,784,000
Level 3 Financing, Inc. 8.75%, 2/15/17		3,220	2,950,325
9.25%, 11/01/14		878	860,440
10.00%, 2/01/18		2,200	2,106,500
MetroPCS Wireless, Inc. 7.875%, 9/01/18		3,000	3,217,500
9.25%, 11/01/14		2,040	2,136,900
Mobile Satellite Ventures LP 14.00%, 4/01/13(a)		1,000	1,070,000
Pacnet Ltd. 9.25%, 11/09/15(a)		2,452	2,452,000
Sprint Capital Corp. 6.875%, 11/15/28		3,000	2,827,500
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	2,500	3,601,282
Terrestar Networks, Inc. 15.00%, 2/15/14(a)(c)(i)	U.S.$	2,086	2,096,239
TW telecom holdings, Inc 8.00%, 3/01/18		3,824	4,129,920
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		3,250	3,680,625
Wind Acquisition Finance SA 11.75%, 7/15/17(a)		4,400	5,010,000
Windstream Corp. 8.125%, 8/01/13		1,827	2,011,984
8.125%, 9/01/18(a)		825	888,938
8.625%, 8/01/16		2,394	2,543,625

			70,615,298

Consumer Cyclical - Automotive – 2.2%
Affinia Group, Inc. 9.00%, 11/30/14		2,350	2,423,437
Allison Transmission, Inc. 11.00%, 11/01/15(a)		2,700	2,929,500
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(a)		3,196	3,623,465
ArvinMeritor, Inc. 8.125%, 9/15/15		4,525	4,717,312
Cooper Tire & Rubber Co. 8.00%, 12/15/19		3,000	3,112,500
Cooper-Standard Automotive, Inc. 8.50%, 5/01/18(a)		3,400	3,642,250

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ford Motor Co. 7.45%, 7/16/31(d)	U.S.$	4,000	$4,540,000
Ford Motor Credit Co. LLC 3.039%, 1/13/12(b)		640	645,632
7.00%, 10/01/13		974	1,062,412
8.00%, 12/15/16		2,650	3,101,889
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28		700	675,500
8.75%, 8/15/20		1,250	1,368,750
10.50%, 5/15/16		1,300	1,488,500
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(h)		986	438,770
Lear Corp. 7.875%, 3/15/18		1,500	1,631,250
8.125%, 3/15/20		2,000	2,225,000
Navistar International Corp. 8.25%, 11/01/21		4,180	4,582,325
Tenneco, Inc. 7.75%, 8/15/18(a)		1,143	1,220,153
8.625%, 11/15/14		2,600	2,691,000
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. 10.625%, 9/01/17(a)		4,233	4,444,650

			50,564,295

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment, Inc. 11.00%, 2/01/16		2,325	2,479,031
Pinnacle Entertainment, Inc. 7.50%, 6/15/15		4,050	4,029,750
8.625%, 8/01/17		500	538,750
8.75%, 5/15/20		1,000	998,750
Regal Entertainment Group 9.125%, 8/15/18		2,605	2,771,069
WMG Acquisition Corp. 9.50%, 6/15/16		1,400	1,508,500

			12,325,850

Consumer Cyclical - Other – 4.3%
AMC Entertainment Inc 8.00%, 3/01/14		1,000	1,010,000
Beazer Homes USA, Inc. 6.875%, 7/15/15		1,000	943,750
12.00%, 10/15/17		860	997,063
Boyd Gaming Corp. 6.75%, 4/15/14		925	894,938
7.125%, 2/01/16		3,400	3,026,000
7.75%, 12/15/12(d)		1,200	1,206,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Broder Brothers Co. 12.00%, 10/15/13(c)(f)	U.S.$	331	$281,114
Chukchansi Economic Development Authority 8.00%, 11/15/13(a)		2,075	1,328,000
Country Garden Holdings Co. 11.25%, 4/22/17(a)		1,000	1,075,100
DR Horton, Inc. 6.00%, 4/15/11		1,756	1,773,560
6.50%, 4/15/16		1,000	1,016,250
GWR Operating Partnership LLP 10.875%, 4/01/17(a)		2,500	2,637,500
Harrah’s Operating Co., Inc. 5.375%, 12/15/13		2,500	2,275,000
5.625%, 6/01/15		1,935	1,441,575
6.50%, 6/01/16		1,177	841,555
11.25%, 6/01/17		2,300	2,541,500
Host Hotels & Resorts LP 6.875%, 11/01/14		481	496,332
9.00%, 5/15/17(d)		1,000	1,127,500
Series Q 6.75%, 6/01/16		2,558	2,657,122
Isle of Capri Casinos, Inc. 7.00%, 3/01/14(d)		5,565	5,272,837
K Hovnanian Enterprises, Inc. 10.625%, 10/15/16		4,380	4,456,650
KB Home 5.875%, 1/15/15		1,995	1,932,656
9.10%, 9/15/17		1,000	1,040,000
Lennar Corp. 6.95%, 6/01/18		1,380	1,293,750
Series B 6.50%, 4/15/16		3,200	3,056,000
Levi Strauss & Co. 7.625%, 5/15/20		1,000	1,052,500
8.875%, 4/01/16		3,000	3,180,000
M/I Homes, Inc. 6.875%, 4/01/12		1,500	1,567,500
8.625%, 11/15/18(a)		2,400	2,366,088
Marina District Finance Co., Inc. 9.875%, 8/15/18(a)(d)		2,970	2,932,875
Meritage Homes Corp. 6.25%, 3/15/15		1,350	1,356,750
MGM Mirage 6.625%, 7/15/15(d)		2,000	1,752,500
7.625%, 1/15/17(d)		1,715	1,524,206
8.375%, 2/01/11(d)		1,241	1,253,410
NCL Corp. Ltd. 11.75%, 11/15/16		4,250	4,914,062

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penn National Gaming, Inc. 8.75%, 8/15/19	U.S.$	3,200	$3,544,000
Phillips-Van Heusen Corp. 7.375%, 5/15/20		1,640	1,777,350
Quiksilver, Inc. 6.875%, 4/15/15		3,700	3,607,500
Royal Caribbean Cruises Ltd. 7.25%, 6/15/16		2,850	3,106,500
7.50%, 10/15/27		1,000	1,002,500
8.75%, 2/02/11		727	737,905
Ryland Group, Inc. 6.625%, 5/01/20		3,000	2,921,250
Sheraton Holding Corp. 7.375%, 11/15/15		2,035	2,286,831
Standard Pacific Corp. 8.375%, 5/15/18		2,500	2,590,625
10.75%, 9/15/16		1,667	1,875,375
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12		2,500	2,681,250
Station Casinos, Inc. 6.625%, 3/15/18(i)		1,755	211
6.875%, 3/01/16(i)		1,500	180
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14(h)(i)		750	0
Turning Stone Resort Casino Enterprise 9.125%, 9/15/14(a)		700	721,000
WCI Communities, Inc. 6.625%, 3/15/15(e)(h)(i)		750	0
William Lyon Homes, Inc. 10.75%, 4/01/13		2,252	1,947,980
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20(a)		5,400	5,859,000

			101,181,100

Consumer Cyclical - Restaurants – 0.3%
Blue Acquisition Sub, Inc. 9.875%, 10/15/18(a)		3,085	3,324,088
Landry’s Restaurants, Inc. 11.625%, 12/01/15		2,880	3,088,800
Sbarro, Inc. 10.375%, 2/01/15		1,590	588,300

			7,001,188

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.1%
Asbury Automotive Group, Inc. 8.00%, 3/15/14	U.S.$	1,430	$1,451,450
AutoNation, Inc. 6.75%, 4/15/18		349	361,215
Blockbuster, Inc. 11.75%, 10/01/14(a)(i)		1,782	917,730
Bon-Ton Department Stores, Inc. (The) 10.25%, 3/15/14(d)		5,130	5,232,600
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(d)		2,096	2,206,040
Couche-Tard US LP/Couche-Tard Finance Corp. 7.50%, 12/15/13		1,242	1,260,630
Dollar General Corp. 10.625%, 7/15/15		1,758	1,942,590
GameStop Corp./GameStop, Inc. 8.00%, 10/01/12		1,342	1,383,937
Hines Nurseries, Inc. 10.25%, 10/01/11(e)(h)(i)		1,000	0
JC Penney Corp., Inc. 7.40%, 4/01/37		4,100	3,782,250
Limited Brands, Inc. 5.25%, 11/01/14		3,194	3,305,790
6.90%, 7/15/17		3,710	4,025,350
Macy’s Retail Holdings, Inc. 6.375%, 3/15/37		2,000	1,965,000
Michaels Stores, Inc. 7.75%, 11/01/18(a)		2,100	2,079,000
11.375%, 11/01/16		1,000	1,102,500
MU Finance PLC 8.375%, 2/01/17(a)		1,900	1,895,250
Neiman Marcus Group, Inc. (The) 9.00%, 10/15/15(c)		4,029	4,210,767
10.375%, 10/15/15(d)		500	527,500
QVC, Inc. 7.50%, 10/01/19(a)		1,400	1,505,000
Rite Aid Corp. 6.875%, 8/15/13		470	435,925
8.00%, 8/15/20(a)		1,000	1,030,000
9.50%, 6/15/17		1,500	1,275,000
10.25%, 10/15/19		2,000	2,130,000
Sally Holdings LLC/Sally Capital, Inc. 9.25%, 11/15/14		1,200	1,261,500
Toys R US, Inc. 7.375%, 10/15/18		3,900	3,783,000

			49,070,024

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 6.0%
ACCO Brands Corp. 7.625%, 8/15/15	U.S.$	3,550	$3,514,500
10.625%, 3/15/15		1,587	1,791,326
Alere, Inc. 8.625%, 10/01/18(a)		4,600	4,933,500
AMGH Merger Sub, Inc. 9.25%, 11/01/18(a)		3,065	3,172,275
ARAMARK Corp. 8.50%, 2/01/15		4,942	5,189,100
Bausch & Lomb, Inc. 9.875%, 11/01/15		3,855	4,192,312
Biomet, Inc. 11.625%, 10/15/17		4,550	5,124,437
BioScrip, Inc. 10.25%, 10/01/15		3,205	3,389,287
Boston Scientific Corp. 6.00%, 6/15/11		3,000	3,076,362
Campofrio Food Group SA 8.25%, 10/31/16(a)	EUR	2,550	3,717,636
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(c)	U.S.$	3,584	3,637,455
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		4,495	4,809,650
Cott Beverages, Inc. 8.125%, 9/01/18		390	422,175
Dean Foods Co. 7.00%, 6/01/16		5,350	5,350,000
Del Monte Corp. 6.75%, 2/15/15		750	772,500
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14		2,030	2,225,388
Dole Food Co., Inc. 8.00%, 10/01/16(a)		4,350	4,621,875
Elan Finance PLC / Elan Finance Corp. 8.75%, 10/15/16(a)		800	810,000
8.75%, 10/15/16		2,250	2,289,375
Gentiva Health Services, Inc. 11.50%, 9/01/18(a)		1,560	1,704,300
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		413	435,715
HCA, Inc. 6.375%, 1/15/15		3,017	3,099,968
6.50%, 2/15/16		782	803,505
6.75%, 7/15/13		1,316	1,368,640
9.625%, 11/15/16(c)		2,259	2,456,663
Healthsouth Corp. 7.75%, 9/15/22		435	459,469

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.125%, 2/15/20	U.S.$	1,455	$1,571,400
10.75%, 6/15/16		2,625	2,877,656
IASIS Healthcare LLC/IASIS Capital Corp. 8.75%, 6/15/14		3,841	3,932,224
Invacare Corp. 9.75%, 2/15/15		750	800,625
Jarden Corp. 7.50%, 1/15/20		3,750	3,975,000
LifePoint Hospitals, Inc. 6.625%, 10/01/20(a)		1,150	1,210,375
Mylan Inc. 7.625%, 7/15/17(a)		330	357,638
7.875%, 7/15/20(a)		335	369,756
NBTY, Inc. 9.00%, 10/01/18(a)		1,000	1,062,500
New Albertsons, Inc. 7.45%, 8/01/29		4,110	3,329,100
8.00%, 5/01/31		2,600	2,112,500
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	1,594	2,312,817
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 10.625%, 4/01/17(d)	U.S.$	3,000	3,262,500
R&R Ice Cream 8.375%, 11/15/17	EUR	2,700	3,757,860
Select Medical Corp. 6.237%, 9/15/15(b)	U.S.$	1,500	1,342,500
7.625%, 2/01/15		3,583	3,632,266
Smithfield Foods, Inc. 7.00%, 8/01/11		1,250	1,292,188
7.75%, 7/01/17		2,000	2,047,500
Stater Brothers Holdings 8.125%, 6/15/12		1,331	1,332,664
Sun Healthcare Group, Inc. 9.125%, 4/15/15		2,800	3,017,000
Tenet Healthcare Corp. 6.875%, 11/15/31		2,500	2,062,500
9.25%, 2/01/15		2,000	2,210,000
Tops Markets LLC 10.125%, 10/15/15(a)		1,555	1,681,344
Universal Hospital Services, Inc. 4.134%, 6/01/15(b)		500	450,000
US Oncology, Inc. 9.125%, 8/15/17		3,800	4,227,500
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.00%, 2/01/18		3,575	3,767,156
8.00%, 2/01/18(a)		485	507,431

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Visant Corp. 10.00%, 10/01/17(a)	U.S.$	4,135	$4,403,775
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18(a)		3,000	3,120,000

			139,393,188

Energy – 4.0%
Antero Resources Finance Corp. 9.375%, 12/01/17		3,338	3,546,625
Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp. 10.75%, 2/01/18		1,950	2,193,750
ATP Oil & Gas Corp. 11.875%, 5/01/15(a)		3,400	3,102,500
Bluewater Holding BV 3.289%, 7/17/14(a)(b)		1,800	1,287,000
Chaparral Energy, Inc. 8.875%, 2/01/17		4,505	4,505,000
Chesapeake Energy Corp. 6.50%, 8/15/17		1,575	1,641,937
6.875%, 11/15/20		100	106,500
Cie Generale de Geophysique-Veritas 7.50%, 5/15/15		909	938,542
7.75%, 5/15/17		69	72,278
9.50%, 5/15/16		2,307	2,549,235
Citgo Petroleum Corp. 11.50%, 7/01/17(a)		3,852	4,468,320
Complete Production Services, Inc. 8.00%, 12/15/16		4,660	4,904,650
Continental Resources, Inc. 7.125%, 4/01/21(a)		900	972,000
Denbury Resources, Inc. 8.25%, 2/15/20		1,349	1,504,135
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		2,090	2,178,825
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		2,022	1,991,670
Forest Oil Corp. 7.25%, 6/15/19		3,440	3,616,300
Helix Energy Solutions Group, Inc. 9.50%, 1/15/16(a)		2,900	3,001,500
Hercules Offshore, Inc. 10.50%, 10/15/17(a)		2,879	2,231,225
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		3,509	3,614,270
Key Energy Services, Inc. 8.375%, 12/01/14		2,020	2,163,925

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Linn Energy LLC/Linn Energy Finance Corp. 8.625%, 4/15/20(a)	U.S.$	4,190	$4,525,200
Mariner Energy, Inc. 11.75%, 6/30/16		1,741	2,189,307
Newfield Exploration Co. 6.625%, 9/01/14-4/15/16		1,475	1,525,688
Offshore Group Investments Ltd. 11.50%, 8/01/15(a)		3,500	3,710,000
OPTI Canada, Inc. 8.25%, 12/15/14		3,750	2,840,625
9.75%, 8/15/13(a)		2,000	2,040,000
Parker Drilling Co. 9.125%, 4/01/18		1,389	1,458,450
Petrohawk Energy Corp. 7.25%, 8/15/18		1,100	1,141,250
7.25%, 8/15/18(a)		2,800	2,905,000
PHI, Inc. 8.625%, 10/15/18(a)		1,810	1,823,575
Pioneer Drilling Co. 9.875%, 3/15/18		2,000	2,100,000
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	523,898
Plains Exploration & Production Co. 7.625%, 4/01/20		1,000	1,077,500
7.75%, 6/15/15		1,000	1,055,000
8.625%, 10/15/19		2,300	2,553,000
Pride International, Inc. 6.875%, 8/15/20		577	653,453
QEP Resources, Inc. 6.875%, 3/01/21		753	818,887
Range Resources Corp. 7.50%, 5/15/16		500	523,750
SandRidge Energy, Inc. 8.75%, 1/15/20(a)		3,173	3,299,920
Tesoro Corp. 6.25%, 11/01/12		2,070	2,152,800
6.50%, 6/01/17		409	406,955
9.75%, 6/01/19		2,518	2,794,980
Zhaikmunai Finance BV 10.50%, 10/19/15(a)		1,240	1,222,950

			93,932,375

Other Industrial – 0.8%
Baldor Electric Co. 8.625%, 2/15/17		3,100	3,309,250
Education Management LLC/Education Management Finance Corp. 8.75%, 6/01/14(d)		1,025	1,030,125
10.25%, 6/01/16		1,550	1,581,000

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Exova Ltd. 10.50%, 10/15/18(a)	GBP	1,527	$2,462,081
Liberty Tire Recycling 11.00%, 10/01/16(a)	U.S.$	4,400	4,581,500
Mueller Water Products, Inc. 8.75%, 9/01/20(a)		900	975,420
Neenah Foundry Co. 15.00%, 7/29/15(h)		256	243,416
Sensus USA, Inc. 8.625%, 12/15/13		1,121	1,137,815
Wendel 4.375%, 8/09/17	EUR	1,750	2,198,174

			17,518,781

Services – 1.5%
ISS Holdings A/S 8.875%, 5/15/16(a)		2,000	2,901,903
Live Nation Entertainment, Inc. 8.125%, 5/15/18(a)	U.S.$	285	293,550
Lottomatica SpA 8.25%, 3/31/66(a)	EUR	2,585	3,692,245
Realogy Corp. 10.50%, 4/15/14	U.S.$	2,632	2,362,220
12.375%, 4/15/15(d)		3,050	2,554,375
Service Corp. International/US 6.75%, 4/01/16		2,900	3,055,875
7.50%, 4/01/27		1,575	1,555,313
ServiceMaster Co. (The) 10.75%, 7/15/15(a)(c)		2,825	3,029,701
Telenet Finance Luxembourg 6.375%, 11/15/20	EUR	2,500	3,489,326
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16	U.S.$	2,110	2,336,825
Travelport LLC 9.875%, 9/01/14		4,300	4,482,750
West Corp. 8.625%, 10/01/18(a)		1,535	1,592,562
9.50%, 10/15/14		736	770,960
11.00%, 10/15/16		2,100	2,268,000

			34,385,605

Technology – 2.3%
Advanced Micro Devices, Inc. 7.75%, 8/01/20(a)		973	1,031,380
8.125%, 12/15/17		1,465	1,582,200
Alcatel-Lucent USA, Inc. 6.45%, 3/15/29		2,450	2,045,750
6.50%, 1/15/28		1,650	1,373,625

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Amkor Technology, Inc. 9.25%, 6/01/16	U.S.$	2,560	$2,745,600
Aspect Software, Inc. 10.625%, 5/15/17(a)		3,111	3,293,771
Ceridian Corp. 11.25%, 11/15/15		4,650	4,522,125
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		2,385	2,414,812
Eastman Kodak Co. 9.75%, 3/01/18(a)		1,825	1,809,031
First Data Corp. 9.875%, 9/24/15		3,241	2,738,645
11.25%, 3/31/16		750	545,625
Freescale Semiconductor, Inc. 8.875%, 12/15/14(d)		2,705	2,752,337
9.25%, 4/15/18(a)		726	776,820
10.125%, 12/15/16(d)		2,429	2,371,311
Interactive Data Corp. 10.25%, 8/01/18(a)		2,700	2,943,000
Iron Mountain, Inc. 6.625%, 1/01/16		1,393	1,399,965
8.375%, 8/15/21		3,000	3,363,750
8.75%, 7/15/18		1,000	1,062,500
NXP BV / NXP Funding LLC 3.039%, 10/15/13(b)		620	589,000
9.50%, 10/15/15(d)		3,325	3,512,031
Sanmina-SCI Corp. 8.125%, 3/01/16		3,724	3,826,410
Seagate HDD Cayman 6.875%, 5/01/20(a)		2,000	2,040,000
Seagate Technology HDD Holdings 6.375%, 10/01/11		963	989,483
Sensata Technologies BV 8.00%, 5/01/14		976	1,007,720
Serena Software, Inc. 10.375%, 3/15/16		419	432,618
STATS ChipPAC Ltd. 7.50%, 8/12/15(a)		688	755,080
SunGard Data Systems, Inc. 9.125%, 8/15/13		1,353	1,385,134
10.25%, 8/15/15		974	1,026,353
Xerox Capital Trust I 8.00%, 2/01/27		116	118,989

			54,455,065

Transportation - Airlines – 0.5%
American Airlines, Inc. 10.50%, 10/15/12		1,909	2,076,037

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AMR Corp. 9.00%, 8/01/12	U.S.$	849	$849,000
Continental Airlines, Inc. 8.75%, 12/01/11		703	728,484
Series 2003-ERJ1 7.875%, 7/02/18		2,279	2,262,287
Delta Air Lines, Inc. 9.50%, 9/15/14(a)		1,164	1,280,400
Northwest Airlines, Inc. Series 00-1 7.15%, 10/01/19		1,083	1,088,192
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		2,346	2,404,529

			10,688,929

Transportation - Railroads – 0.1%
Trinity Industries, Inc. 6.50%, 3/15/14		1,226	1,253,585

Transportation - Services – 1.1%
America West Airlines 1999-1 Pass Through Trust Series 991G 7.93%, 1/02/19		2,003	2,077,957
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 7.625%, 5/15/14		500	513,750
7.75%, 5/15/16		4,338	4,392,225
EC Finance PLC 9.75%, 8/01/17(a)	EUR	148	222,465
Hertz Corp. (The) 7.50%, 10/15/18(a)	U.S.$	1,900	1,957,000
8.875%, 1/01/14		3,372	3,464,730
Oshkosh Corp. 8.50%, 3/01/20		3,500	3,876,250
Overseas Shipholding Group, Inc. 8.125%, 3/30/18		1,500	1,556,250
Quality Distribution LLC/QD Capital Corp. 11.75%, 11/01/13		2,380	2,285,042
Stena AB 5.875%, 2/01/19(a)	EUR	1,000	1,245,661
6.125%, 2/01/17(a)		800	1,057,768
7.875%, 3/15/20(a)		1,000	1,398,759
Western Express, Inc. 12.50%, 4/15/15(a)	U.S.$	2,000	1,910,000

			25,957,857

			1,056,138,953

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.8%
Banking – 1.6%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	5,396	$5,917,925
Bank of America Corp. 8.00%, 1/30/18	U.S.$	1,585	1,599,534
8.125%, 5/15/18		3,130	3,158,702
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(i)	EUR	1,500	1,482,267
Deutsched Bank AG/London 5.50%, 9/02/15	UAH	28,000	3,110,395
Dresdner Funding Trust I 8.151%, 6/30/31(a)	U.S.$	2,000	1,880,000
HBOS Capital Funding LP 6.071%, 6/30/14(a)		590	531,000
HT1 Funding GMBH 6.352%, 6/30/17	EUR	1,450	1,533,764
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	6,050	5,762,625
Resona Preferred Global Securities Cayman Ltd. 7.191%, 7/30/15(a)		6,300	6,236,931
SNS Bank NV 11.25%, 12/31/49	EUR	1,350	1,973,252
UT2 Funding PLC 5.321%, 6/30/16(d)		1,293	1,565,650
Zions Bancorporation 5.50%, 11/16/15	U.S.$	2,180	2,183,551
6.00%, 9/15/15		370	365,953

			37,301,549

Brokerage – 0.3%
E*Trade Financial Corp. 7.375%, 9/15/13		3,325	3,304,219
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(i)		1,600	366,000
Series G 4.80%, 3/13/14(i)		1,800	391,500
Nuveen Investments, Inc. 10.50%, 11/15/15		3,845	4,018,025

			8,079,744

Finance – 1.1%
Ally Financial, Inc. 6.875%, 9/15/11		1,090	1,125,425
8.00%, 11/01/31		2,404	2,626,370
Series 8 6.75%, 12/01/14		2,590	2,713,025
CIT Group Funding Co. of Delaware LLC 10.25%, 5/01/15-5/01/17		2,706	2,796,223

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CIT Group, Inc. 7.00%, 5/01/13-5/01/17	U.S.$	4,510	$4,516,478
7.00%, 5/01/14(d)		443	445,161
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		1,500	1,200,000
International Lease Finance Corp. 6.375%, 3/25/13		1,750	1,802,500
iStar Financial, Inc. 5.65%, 9/15/11		1,605	1,492,650
10.00%, 6/15/14		1,046	1,056,460
Series B 5.70%, 3/01/14		2,000	1,670,000
Residential Capital LLC 9.625%, 5/15/15		4,332	4,207,455

			25,651,747

Insurance – 0.8%
AGFC Capital Trust I 6.00%, 1/15/67(a)		4,000	2,020,000
American International Group, Inc. 6.25%, 3/15/37		2,364	2,133,510
8.175%, 5/15/58		1,336	1,422,840
Genworth Financial, Inc. 6.15%, 11/15/66		2,535	2,015,325
Hartford Financial Services Group, Inc. 8.125%, 6/15/38		431	457,937
ING Capital Funding TR III 8.439%, 12/31/10		2,000	1,920,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		1,642	1,642,000
MBIA Insurance Corp. 14.00%, 1/15/33(a)		4,920	2,952,000
XL Capital Ltd. Series E 6.50%, 4/15/17		5,625	5,034,375

			19,597,987

Other Finance – 0.7%
DTEK Finance BV 9.50%, 4/28/15(a)		4,574	4,751,242
FTI Consulting, Inc. 6.75%, 10/01/20(a)		3,150	3,287,813
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18		4,050	4,166,438
iPayment, Inc. 9.75%, 5/15/14		1,877	1,773,765
Renaissance Consumer Funding L 13.00%, 4/01/13(a)		1,000	1,035,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Renaissance Securities Trading 12.00%, 4/01/11	U.S.$	1,000	$1,002,500

			16,016,758

REITS – 0.3%
Central China Real Estate Ltd. 12.25%, 10/20/15(a)		3,123	3,287,582
Developers Diversified Realty Corp. 7.875%, 9/01/20		1,800	1,953,760
Sabra Health Care LP/Sabra Capital Corp. 8.125%, 11/01/18(a)		543	562,005

			5,803,347

			112,451,132

Utility – 2.8%
Electric – 2.1%
AES Corp. (The) 7.75%, 3/01/14		2,696	2,945,380
8.00%, 10/15/17		1,860	2,046,000
Calpine Corp. 7.25%, 10/15/17(a)		3,300	3,432,000
7.875%, 7/31/20(a)		1,850	1,937,875
Dynegy Holdings, Inc. 8.375%, 5/01/16		4,141	3,178,217
Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16		1,969	1,831,170
Edison Mission Energy 7.00%, 5/15/17		3,948	2,911,650
7.50%, 6/15/13(d)		1,562	1,522,950
7.75%, 6/15/16		1,447	1,164,835
Energy Future Holdings Corp. 10.875%, 11/01/17		411	302,085
Series P 5.55%, 11/15/14		1,980	1,262,250
Series Q 6.50%, 11/15/24		2,007	792,765
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		1,072	1,122,815
GenOn Escrow Corp. 9.50%, 10/15/18(a)		2,850	2,778,750
Indiantown Cogeneration LP Series A-9 9.26%, 12/15/10		868	870,655
Intergen NV 8.50%, 6/30/17(a)	EUR	1,000	1,482,267
Mirant Americas Generation LLC 8.50%, 10/01/21	U.S.$	3,255	3,189,900

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 7.25%, 2/01/14	U.S.$	245	$250,819
7.375%, 2/01/16-1/15/17		4,025	4,192,875
8.25%, 9/01/20(a)		1,800	1,908,000
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		2,702	2,593,920
RRI Energy, Inc. 7.625%, 6/15/14		1,041	1,048,808
7.875%, 6/15/17		4,293	3,971,025
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15(d)		2,804	1,738,480

			48,475,491

Natural Gas – 0.7%
El Paso Corp. Series G 7.375%, 12/15/12		394	423,713
7.75%, 1/15/32		4,298	4,602,608
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,609	1,697,495
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		745	768,281
Sabine Pass LNG LP 7.50%, 11/30/16		3,900	3,602,625
Source Gas LLC 5.90%, 4/01/17(a)		3,000	2,973,951
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 11.25%, 7/15/17		1,300	1,508,000

			15,576,673

			64,052,164

Non Corporate Sectors – 0.2%
Foreign Local Government - Municipal – 0.2%
Care UK Health & Social Care PLC 9.75%, 8/01/17	GBP	2,900	4,704,900

Total Corporates – Non-Investment Grades (cost $1,185,548,626)			1,237,347,149

CORPORATES - INVESTMENT GRADES – 11.1%
Financial Institutions – 5.2%
Banking – 2.2%
American Express Co. 6.80%, 9/01/66	U.S.$	4,555	4,572,081

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)	U.S.$	3,500	$2,607,500
Banco Do Brasil SA/Cayman 8.50%, 10/20/20(a)		2,200	2,618,000
Banco Santander Chile 6.50%, 9/22/20(a)	CLP	2,367,500	4,797,238
Barclays Bank PLC 4.875%, 12/15/14	EUR	750	925,885
5.926%, 12/15/16(a)	U.S.$	2,300	2,162,000
8.55%, 6/15/11(a)		1,000	1,016,250
BBVA International Preferred S Series E 8.50%, 10/21/14	EUR	1,000	1,468,335
BNP Paribas 5.186%, 6/29/15(a)	U.S.$	622	595,565
BNP Paribas Capital Trust IV 6.342%, 1/24/12	EUR	1,000	1,395,279
Countrywide Financial Corp. 6.25%, 5/15/16	U.S.$	505	538,638
Credit Agricole SA 6.637%, 5/31/17(a)		5,375	5,126,406
Danske Bank A/S 5.914%, 6/16/14(a)		685	652,773
Fortis Bank SA/NV 4.625%, 10/27/14(a)	EUR	1,000	1,280,442
Morgan Stanley 3.513%, 5/30/11(b)	NZD	3,900	2,948,428
10.09%, 5/03/17(a)	BRL	5,230	2,975,960
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17	GBP	1,225	1,858,257
National Capital Trust II 5.486%, 3/23/15(a)	U.S.$	1,700	1,646,668
Societe Generale 4.196%, 1/26/15	EUR	1,500	1,878,930
UBS AG 4.28%, 4/15/15		1,000	1,280,456
Unicredito Italiano Capital Trust III 4.028%, 10/27/15		4,700	5,730,253
VTB Capital SA 6.875%, 5/29/18(a)	U.S.$	1,333	1,401,316
Wells Fargo & Co. Series K 7.98%, 3/15/18		2,600	2,730,000

			52,206,660

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		982	1,045,177

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Finance – 0.3%
HSBC Finance Capital Trust IX 5.911%, 11/30/35(d)	U.S.$	2,565	$2,449,575
SLM Corp. 5.125%, 8/27/12		999	1,022,358
Series A 5.00%, 10/01/13		4,100	4,117,105

			7,589,038

Insurance – 2.1%
Allstate Corp. (The) 6.125%, 5/15/37		3,060	3,029,400
AON Corp. 8.205%, 1/01/27		745	784,492
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		2,723	2,178,400
Aviva PLC 4.729%, 11/28/14	EUR	1,000	1,231,743
Coventry Health Care, Inc. 5.875%, 1/15/12	U.S.$	664	687,088
5.95%, 3/15/17		1,415	1,444,006
Crum & Forster Holdings Corp. 7.75%, 5/01/17		457	480,421
Danica Pension Livsforsikrings 4.35%, 10/06/11	EUR	1,000	1,370,923
Fairfax Financial Holdings Ltd. 7.75%, 6/15/17	U.S.$	1,000	1,051,250
Farmers Insurance Exchange 8.625%, 5/01/24(a)		3,000	3,503,610
Genworth Financial, Inc. 7.70%, 6/15/20		1,600	1,729,709
Hannover Finance Luxembourg SA 5.00%, 6/01/15	EUR	1,000	1,322,210
Lincoln National Corp. 6.05%, 4/20/67	U.S.$	3,100	2,867,500
8.75%, 7/01/19		604	778,834
MetLife, Inc. 10.75%, 8/01/39		1,995	2,693,250
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)		5,000	4,467,930
9.375%, 8/15/39(a)		2,040	2,392,651
Standard Life PLC 5.314%, 1/06/15	EUR	1,000	1,245,661
Suncorp Metway Insurance Ltd. 6.75%, 10/06/26	AUD	500	384,728
Series 1 6.75%, 9/23/24		800	680,413

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Swiss Re Capital I LP 6.854%, 5/25/16(a)	U.S.$	4,900	$4,864,524
Transatlantic Holdings, Inc. 8.00%, 11/30/39		1,636	1,701,931
Vero Insurance Ltd. 6.15%, 9/07/25	AUD	700	547,176
WR Berkley Corp. 5.60%, 5/15/15	U.S.$	3,500	3,783,801
ZFS Finance USA Trust I 6.15%, 12/15/65(a)		3,000	2,958,750

			48,180,401

Other Finance – 0.2%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		877	1,028,302
ORIX Corp. 5.48%, 11/22/11		3,000	3,114,972
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	16,147	531,310

			4,674,584

REITS – 0.3%
Entertainment Properties Trust 7.75%, 7/15/20(a)	U.S.$	2,544	2,639,400
ProLogis 6.875%, 3/15/20		3,500	3,803,216

			6,442,616

			120,138,476

Industrial – 3.7%
Basic – 1.2%
ArcelorMittal 9.00%, 2/15/15(d)		730	891,217
ArcelorMittal USA, Inc. 6.50%, 4/15/14		1,565	1,740,649
Commercial Metals Co. 6.50%, 7/15/17		2,100	2,173,517
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		1,466	1,658,413
Gerdau Trade, Inc. 5.75%, 1/30/21(a)		170	176,163
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		1,747	1,985,029
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,726,588
Teck Resources Ltd. 6.125%, 10/01/35		5,000	5,296,425
9.75%, 5/15/14		425	529,196
Union Carbide Corp. 7.75%, 10/01/96		2,500	2,350,000

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Usiminas Commercial Ltd. 7.25%, 1/18/18(a)	U.S.$	2,441	$2,767,484
Vale Overseas Ltd. 5.625%, 9/15/19		2,285	2,555,427
6.875%, 11/21/36		3,495	3,982,643

			27,832,751

Capital Goods – 0.3%
Allied Waste North America, Inc. Series B 7.125%, 5/15/16		362	385,982
Lafarge SA 7.125%, 7/15/36		1,500	1,495,917
Owens Corning 6.50%, 12/01/16		355	386,041
7.00%, 12/01/36		4,450	4,530,274

			6,798,214

Communications - Media – 0.5%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,550,362
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 6.375%, 6/15/15		3,900	4,036,500
News America, Inc. 6.40%, 12/15/35		1,000	1,084,520
RR Donnelley & Sons Co. 4.95%, 4/01/14		2,400	2,508,756

			11,180,138

Communications - Telecommunications – 0.1%
Qwest Corp. 6.875%, 9/15/33		1,500	1,507,500
7.625%, 6/15/15		1,590	1,832,475

			3,339,975

Consumer Cyclical - Other – 0.1%
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,944,629

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.302%, 6/01/37		3,450	3,199,875

Consumer Non-Cyclical – 0.1%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	405,276
Reynolds American, Inc. 7.625%, 6/01/16		1,376	1,619,756

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17	U.S.$	422	$436,481
Whirlpool Corp. 8.60%, 5/01/14		190	226,218

			2,687,731

Energy – 0.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16		2,683	2,934,263
8.70%, 3/15/19		2,000	2,475,960
TNK-BP Finance SA 7.25%, 2/02/20(a)		360	394,200
7.50%, 7/18/16(a)		4,708	5,220,230
Transocean, Inc. 6.80%, 3/15/38		1,916	2,012,404
7.50%, 4/15/31		1,800	1,949,074
Williams Cos., Inc. (The) 7.875%, 9/01/21		149	178,053

			15,164,184

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)(d)		2,368	2,632,484
8.50%, 5/30/13(a)		2,103	2,378,882

			5,011,366

Services – 0.1%
Expedia, Inc. 8.50%, 7/01/16		1,750	1,933,750

Technology – 0.1%
Motorola, Inc. 6.50%, 9/01/25		2,035	2,203,942
7.50%, 5/15/25		325	383,554

			2,587,496

Transportation - Airlines – 0.1%
Delta Air Lines, Inc. Series 071A 6.821%, 8/10/22		1,196	1,291,773

Transportation - Services – 0.2%
Aviation Capital Group 7.125%, 10/15/20(a)		3,872	3,986,336

			86,958,218

Non Corporate Sectors – 1.5%
Agencies - Not Government Guaranteed – 1.5%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(a)		2,825	3,012,156
6.51%, 3/07/22(a)		9,473	9,934,809
9.25%, 4/23/19(a)(d)		7,353	9,117,720

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Petrobras International Finance Co. 5.75%, 1/20/20	U.S.$	3,050	$3,411,864
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(a)		869	923,313
7.70%, 8/07/13(a)		3,477	3,880,930
8.70%, 8/07/18(a)		1,219	1,535,940
VTB Capital SA 6.875%, 5/29/18(a)		2,100	2,207,625

			34,024,357

Utility – 0.7%
Electric – 0.4%
Dominion Resources, Inc. 7.50%, 6/30/66(d)		4,100	4,274,250
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)(d)		1,739	2,112,885
FirstEnergy Corp. Series C 7.375%, 11/15/31		1,000	1,075,872
KCP&L Greater Missouri Operations Co. 11.875%, 7/01/12		1,000	1,149,967

			8,612,974

Natural Gas – 0.3%
Enterprise Products Operating LLC Series H 6.65%, 10/15/34		1,500	1,663,867
Southern Union Co. 7.60%, 2/01/24		3,200	3,627,002
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,393,750

			7,684,619

			16,297,593

Total Corporates – Investment Grades (cost $232,481,790)			257,418,644

EMERGING MARKETS - SOVEREIGNS – 8.6%
Argentina – 2.3%
Republic of Argentina 2.50%, 12/31/38(j)		14,680	6,716,100
7.00%, 10/03/15(d)		21,871	20,857,835
7.82%, 12/31/33	EUR	6,665	7,259,141
8.28%, 12/31/33(d)	U.S.$	1,771	1,675,468
Series X 7.00%, 4/17/17		18,150	16,260,383

			52,768,927

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 1.2%
Republic of Colombia 7.375%, 3/18/19	U.S.$	830	$1,062,400
7.375%, 9/18/37(d)		19,250	25,602,500

			26,664,900

Dominican Republic – 0.7%
Dominican Republic 8.625%, 4/20/27(a)		14,203	17,043,600

Egypt – 0.1%
Arab Republic of Egypt 6.875%, 4/30/40(a)		1,096	1,224,780

El Salvador – 0.7%
El Salvador 7.375%, 12/01/19(a)		1,495	1,711,775
7.625%, 9/21/34(a)		872	998,440
7.65%, 6/15/35(a)		11,545	13,132,438
7.75%, 1/24/23(a)		700	812,000

			16,654,653

Gabon – 0.2%
Gabonese Republic 8.20%, 12/12/17(a)		3,208	3,853,610

Ghana – 0.2%
Republic of Ghana 8.50%, 10/04/17(a)		4,524	5,168,995

Indonesia – 0.6%
Republic of Indonesia 6.625%, 2/17/37(a)		2,560	3,084,800
7.75%, 1/17/38(a)		6,347	8,552,583
8.50%, 10/12/35(a)		1,645	2,385,250

			14,022,633

Jamaica – 0.0%
Jamaica 8.00%, 6/24/19		718	737,745

Philippines – 0.5%
Republic of Philippines 8.375%, 6/17/19(d)		2,101	2,804,835
9.50%, 2/02/30		1,393	2,126,066
9.875%, 1/15/19		820	1,168,500
10.625%, 3/16/25		3,239	5,202,644

			11,302,045

Serbia & Montenegro – 0.1%
Republic of Serbia 6.75%, 11/01/24(a)		1,818	1,800,117

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey – 0.5%
Republic of Turkey 6.875%, 3/17/36(d)	U.S.$	5,116	$6,158,385
7.00%, 6/05/20		3,400	4,216,000
7.375%, 2/05/25		1,649	2,094,230

			12,468,615

Ukraine – 1.0%
Ukraine Government International Bond 3.20%, 12/19/10	JPY	730,000	8,980,987
6.385%, 6/26/12(a)	U.S.$	750	756,562
6.58%, 11/21/16(a)(d)		2,441	2,398,282
6.75%, 11/14/17(a)		4,445	4,378,325
7.65%, 6/11/13(a)		4,498	4,666,675
Ukraine-Recap Linked Note (db) 5.50%, 9/02/15(a)	UAH	27,000	2,837,989

			24,018,820

Uruguay – 0.3%
Republica Orient Uruguay 6.875%, 9/28/25	U.S.$	4,272	5,329,320
7.625%, 3/21/36		550	739,750
7.875%, 1/15/33(c)		1,377	1,873,303

			7,942,373

Venezuela – 0.2%
Republic of Venezuela 6.00%, 12/09/20(a)		4,433	2,637,635
7.65%, 4/21/25		4,403	2,685,830

			5,323,465

Total Emerging Markets – Sovereigns (cost $155,338,587)			200,995,278

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.6%
Non-Agency Fixed Rate CMBS – 4.3%
Banc of America Commercial Mortgage, Inc. Series 2006-4, Class AM 5.675%, 7/10/46		500	503,729
Series 2007-5, Class AM 5.772%, 2/10/51		4,676	4,373,412
Banc of America Large Loan, Inc. Series 2009-UB1, Class A4B 5.699%, 6/24/50(a)		3,500	3,358,918
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class AM 5.449%, 12/11/40		1,400	1,402,846

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-PW13, Class AM 5.582%, 9/11/41	U.S.$	308	$303,594
Series 2007-PW18, Class AM 6.084%, 6/13/50		1,500	1,415,231
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		3,200	2,978,491
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38		5,686	6,242,269
Series 2006-C4, Class A3 5.467%, 9/15/39		5,320	5,679,903
Series 2006-C4, Class AM 5.509%, 9/15/39		5,600	5,150,582
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM 5.883%, 7/10/38		6,000	6,025,066
GS Mortgage Securities Corp. II Series 2006-GG6, Class AM 5.622%, 4/10/38		3,000	2,964,899
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class AM 5.855%, 6/12/43		670	640,727
Series 2007-C1, Class A4 5.716%, 2/15/51		3,000	3,162,069
Series 2007-LD11, Class AM 5.818%, 6/15/49		5,105	4,446,582
LB-UBS Commercial Mortgage Trust Series 2005-C2, Class AJ 5.205%, 4/15/30		2,475	2,437,417
Series 2006-C1, Class AM 5.217%, 2/15/31		2,100	2,109,190
Series 2007-C1, Class AM 5.455%, 2/15/40		5,500	4,893,886
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,700	2,563,450
Series 2007-C1, Class A4 5.826%, 6/12/50		1,700	1,808,040
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class AM 5.915%, 6/12/46		1,450	1,475,035
Series 2006-3, Class AM 5.456%, 7/12/46		1,340	1,306,954

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-4, Class AM 5.204%, 12/12/49	U.S.$	10,100	$8,924,367
Morgan Stanley Capital I Series 2005-HQ6, Class AJ 5.073%, 8/13/42		1,417	1,338,540
Series 2006-IQ12, Class A4 5.332%, 12/15/43		7,100	7,744,835
Series 2006-IQ12, Class AM 5.37%, 12/15/43		7,876	7,604,614
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class AJ 5.143%, 7/15/42		1,810	1,700,531
Series 2006-C23, Class AM 5.466%, 1/15/45		2,400	2,401,862
Series 2006-C25, Class AM 5.737%, 5/15/43		3,700	3,789,982
Series 2006-C27, Class AM 5.795%, 7/15/45		2,000	1,988,568

			100,735,589

Non-Agency Floating Rate CMBS – 0.3%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.222%, 7/15/44		6,700	6,399,115

Total Commercial Mortgage-Backed Securities (cost $89,703,091)			107,134,704

GOVERNMENTS - TREASURIES – 4.1%
Brazil – 2.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/14-1/01/17	BRL	41,980	23,485,035
Republic of Brazil 10.25%, 1/10/28(d)		2,649	1,686,687
12.50%, 1/05/16(d)		12,088	8,229,054
12.50%, 1/05/22		25,811	18,368,117

			51,768,893

Greece – 0.2%
Hellenic Republic Government Bond Series 30YR 4.60%, 9/20/40	EUR	6,430	5,032,087

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hungary – 0.6%
Hungary Government Bond Series 14/C 5.50%, 2/12/14	HUF	1,175,500	$5,824,286
Series 15/A 8.00%, 2/12/15		509,090	2,723,847
Series 16/C 5.50%, 2/12/16	U.S.$	1,131,580	5,467,647

			14,015,780

Ireland – 0.3%
Ireland Government Bond 4.50%, 4/18/20	EUR	4,768	5,523,891

South Africa – 0.8%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	78,000	11,503,881
Series R204 8.00%, 12/21/18		16,800	2,436,297
Series R207 7.25%, 1/15/20		7,600	1,041,072
Series R208 6.75%, 3/31/21		21,565	2,821,047

			17,802,297

Total Governments – Treasuries (cost $80,805,518)			94,142,948

QUASI-SOVEREIGNS – 3.9%
Quasi-Sovereign Bonds – 3.9%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(a)	U.S.$	5,600	6,916,000

Kazakhstan – 1.1%
Intergas Finance BV 6.375%, 5/14/17(a)		8,000	8,640,000
KazMunaiGaz Finance Sub BV 7.00%, 5/05/20(a)		3,746	3,981,998
9.125%, 7/02/18(a)		3,812	4,583,100
11.75%, 1/23/15(a)		5,900	7,316,000

			24,521,098

Philippines – 0.0%
Power Sector Assets & Liabilities Management Corp. 7.25%, 5/27/19(a)		950	1,157,813

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 1.6%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	U.S.$	17,519	$18,482,545
7.125%, 1/14/14(a)		4,785	5,155,838
7.75%, 5/29/18(a)		11,479	13,057,362

			36,695,745

Trinidad & Tobago – 0.1%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(a)		2,150	2,679,975

Ukraine – 0.3%
Biz Finance PLC for Ukreximbank 8.375%, 4/27/15(a)(d)		1,620	1,662,525
NAK Naftogaz Ukraine 9.50%, 9/30/14		5,978	6,471,185

			8,133,710

Venezuela – 0.5%
Petroleos de Venezuela SA 5.25%, 4/12/17		1,730	1,020,700
5.375%, 4/12/27		19,894	9,608,802

			10,629,502

Total Quasi-Sovereigns (cost $75,818,708)			90,733,843

EMERGING MARKETS - TREASURIES – 2.9%
Colombia – 1.0%
Republic of Colombia 12.00%, 10/22/15(d)	COP	15,901,000	11,610,419
9.85%, 6/28/27(d)		1,391,000	1,130,254
7.75%, 4/14/21		14,796,000	9,770,122

			22,510,795

Egypt – 0.2%
Egypt 8.75%, 7/18/12(a)	EGP	21,900	3,754,448

Indonesia – 0.3%
Indonesia Recap Linked Note 10.00%, 7/18/17	IDR	63,808,000	8,281,654

Turkey – 1.4%
Turkey Government Bond 11.00%, 8/06/14	TRY	17,375	13,421,759
16.00%, 3/07/12		3,248	2,510,997
10.00%, 6/17/15		22,000	16,419,284

			32,352,040

Total Emerging Markets – Treasuries (cost $58,009,198)			66,898,937

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 2.5%
Financial Institutions – 0.4%
Banking – 0.3%
Alfa Bond Issuance PLC for OJSC Alfa Bank 8.625%, 12/09/15	U.S.$	900	$897,750
ATF Bank JSC 9.00%, 5/11/16(a)		2,564	2,781,940
Banco BMG SA 9.15%, 1/15/16(a)		1,300	1,443,000
Banco Cruzeiro do Sul SA 8.875%, 9/22/20(a)(d)		1,000	1,047,500
CenterCredit International BV 8.625%, 1/30/14(a)		1,734	1,822,868

			7,993,058

Other Finance – 0.1%
AES El Salvador Trust 6.75%, 2/01/16(a)		1,200	1,159,717

			9,152,775

Industrial – 2.1%
Basic – 0.2%
Braskem SA 7.00%, 5/07/20(a)		2,300	2,470,200
PE Paper Escrow GMBH 12.00%, 8/01/14(a)		791	917,425

			3,387,625

Communications - Telecommunications – 0.2%
MTS International Funding Ltd. 8.625%, 6/22/20(a)		4,400	5,109,500

Consumer Cyclical - Other – 0.4%
MCE Finance Ltd. 10.25%, 5/15/18(a)		4,095	4,622,231
Peermont Global Pty Ltd. 7.75%, 4/30/14(a)	EUR	3,400	4,365,381
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18	U.S.$	1,000	1,087,500

			10,075,112

Consumer Cyclical - Retailers – 0.2%
Edcon Holdings Proprietary Ltd. 6.379%, 6/15/15(a)(b)	EUR	3,734	4,196,562

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.5%
CEDC Finance Corp. International, Inc. 8.875%, 12/01/16(a)(d)	U.S.$	1,800	$2,680,607
9.125%, 12/01/16(a)		1,150	1,242,000
Foodcorp Ltd. 8.875%, 6/15/12(a)	EUR	1,956	2,766,599
JBS Finance II Ltd. 8.25%, 1/29/18(a)	U.S.$	4,750	5,023,125

			11,712,331

Energy – 0.2%
Ecopetrol SA 7.625%, 7/23/19		1,722	2,118,060
Pan American Energy LLC/Argentine Branch 7.875%, 5/07/21(a)		2,360	2,501,600

			4,619,660

Other Industrial – 0.3%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		3,659	3,924,278
New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(a)	EUR	2,487	2,959,374
Savcio Holdings Pty Ltd. 8.00%, 2/15/13(a)		290	399,586

			7,283,238

Technology – 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. 10.50%, 4/15/18(a)	U.S.$	2,000	2,145,000

			2,145,000

			48,529,028

Total Emerging Markets – Corporate Bonds (cost $52,965,014)			57,681,803

CMOs – 2.3%
Non-Agency Fixed Rate – 1.1%
Chaseflex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,801	1,328,693
Citimortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		4,400	3,350,169
Countrywide Alternative Loan Trust Series 2006-42, Class 1A6 6.00%, 1/25/47		3,515	2,364,078
Series 2006-J1, Class 1A10 5.50%, 2/25/36		5,400	3,748,036

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-J5, Class 1A1 6.50%, 9/25/36	U.S.$	3,260	$1,997,730
Cwalt 2007-16cb 1a7 Series 2007-16CB, Class 1A7 6.00%, 8/25/37		2,692	2,203,516
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 6.081%, 9/25/36		3,684	2,495,953
Series 2006-7, Class A4 6.171%, 9/25/36		3,532	1,932,286
Series 2006-9, Class A4 5.986%, 10/25/36		3,900	2,830,581
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		4,764	3,701,630

			25,952,672

Non-Agency Floating Rate – 1.1%
Countrywide Alternative Loan Trust Series 2005-27, Class 2A3 1.913%, 8/25/35(b)		7,750	4,705,878
Series 2005-76, Class 2A1 1.353%, 2/25/36(b)		1,147	758,166
Series 2007-7T2, Class A3 0.856%, 4/25/37(b)		6,059	3,265,339
Countrywide Home Loan Mortgage Pass Through Trust Series 2007-13, Class A7 0.856%, 8/25/37(b)		3,885	3,172,502
Harborview Mortgage Loan Trust Series 2005-7, Class 1A1 3.603%, 6/19/45(b)		7,641	4,432,916
LXS 2007-15N Series 2007-15N, Class 4A1 1.156%, 8/25/47(b)		1,650	914,004
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.853%, 8/25/47(b)		9,408	5,686,219
WaMu Mortgage Pass Through Certificates Series 2006-AR3, Class A1A 1.353%, 2/25/46(b)		2,202	1,500,237
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 1.113%, 4/25/47(b)		2,133	1,163,331

			25,598,592

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency ARMs – 0.1%
American Home Mortgage Assets Series 2006-5, Class A1 1.273%, 11/25/46(b)	U.S.$	4,891	$2,305,564

Total CMOs (cost $51,969,561)			53,856,828

GOVERNMENTS - SOVEREIGN BONDS – 2.0%
Brazil – 0.3%
Republic of Brazil 7.125%, 1/20/37		2,588	3,416,160
8.25%, 1/20/34		2,022	2,962,230

			6,378,390

Cote D’Ivoire – 0.1%
Ivory Coast Government International Bond 2.50%, 12/31/32(a)(k)		4,000	2,460,000

Croatia – 0.4%
Republic of Croatia 6.625%, 7/14/20(a)		5,350	6,055,103
6.75%, 11/05/19(a)(d)		3,280	3,739,200

			9,794,303

Hungary – 0.1%
Republic of Hungary 6.25%, 1/29/20		2,772	3,000,690

Iceland – 0.2%
Iceland Government International Bond 3.75%, 12/01/11	EUR	2,750	3,687,289

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(a)	U.S.$	3,815	4,244,187
7.375%, 2/11/20(a)		2,202	2,551,568

			6,795,755

Panama – 0.4%
Republic of Panama 6.70%, 1/26/36		1,317	1,654,810
8.875%, 9/30/27		2,709	4,049,955
9.375%, 4/01/29		2,946	4,522,110

			10,226,875

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Peru – 0.2%
Republic of Peru 8.75%, 11/21/33	U.S.$	2,738	$4,161,760

Total Governments – Sovereign Bonds (cost $38,321,868)			46,505,062

BANK LOANS – 1.8%
Industrial – 1.6%
Basic – 0.1%
Hexion Specialty Chemicals, Inc. 4.06%, 5/05/15(b)		210	204,307
Ineos US Finance LLC 7.50%, 12/16/13(b)		113	115,063
8.00%, 12/16/14(b)		129	132,183
John Maneely Company 3.54%, 12/09/13(b)		403	391,792
Smurfit-Stone Container Enterprises, Inc. 6.75%, 2/22/16(b)		998	1,005,520

			1,848,865

Capital Goods – 0.2%
Anchor Glass Container Corporation 6.00%, 3/02/16(b)		664	664,183
Graham Packaging Company, L.P. 6.75%, 4/05/14(b)		765	770,561
Graphic Packaging International, Inc. 3.00%-3.04%, 5/16/14(b)		202	200,928
Hawker Beechcraft Acquisition Company LLC 2.26%-2.29%, 3/26/14(b)		120	101,526
2.29%, 3/26/14(b)		7	6,070
10.50%, 3/26/14(b)		2,871	2,860,234

			4,603,502

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.54%, 7/03/14(b)		1,216	1,112,437
Charter Communications Operating, LLC 2.26%, 3/06/14(b)		869	852,056
7.25%, 3/06/14(b)		1,086	1,123,375
Clear Channel Communications, Inc. 3.91%, 1/29/16(b)		169	134,358
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(b)		327	244,082
Univision Communications Inc. 4.51%, 3/31/17(b)		2,345	2,216,057

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

WideOpenWest Finance , LLC 2.76%-4.75%, 6/30/14(b)	U.S.$	978	$905,863

			6,588,228

Communications - Telecommunications – 0.2%
LightSquared LP 12.00%, 10/01/14(b)		5,200	4,764,500

Consumer Cyclical - Automotive – 0.1%
Allison Transmission, Inc. 3.01%-3.05%, 8/07/14(b)		965	925,304
Federal-Mogul Corporation 2.20%, 12/29/14-12/28/15(b)		1,985	1,758,101
Ford Motor Company 3.01%-3.05%, 12/15/13(b)		214	211,596

			2,895,001

Consumer Cyclical - Entertainment – 0.0%
Las Vegas Sands, LLC 3.03%, 11/23/16(b)		324	303,510

Consumer Cyclical - Other – 0.1%
Harrah’s Operating Company, Inc. 3.29%, 1/28/15(b)		601	530,114
Willbros United States Holdings, Inc., 6/30/14(l)		2,000	1,980,000

			2,510,114

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 2.51%-2.53%, 5/28/13(b)		280	272,156
Rite Aid Corporation 2.01%, 6/04/14(b)		992	892,425

			1,164,581

Energy – 0.1%
Ashmore Energy International 3.29%, 3/30/12-3/30/14(b)		894	862,384
Citgo Petroleum Corp. 9.00%, 6/24/17(b)		1,895	1,944,413

			2,806,797

Other Industrial – 0.2%
Metaldyne, LLC, 10/22/16(l)		4,600	4,657,500

Services – 0.1%
Aveta Inc. 8.00%, 4/14/15(b)		241	233,828

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Koosharem LLC 10.25%, 6/30/14(b)(c)	U.S.$	2,657	$1,830,261
Sabre Inc. 2.26%-2.29%, 9/30/14(b)		495	470,842
ServiceMaster Company, (The) 2.76%, 7/24/14(b)		18	16,993
2.76%-2.80%, 7/24/14(b)		180	170,644

			2,722,568

Technology – 0.1%
Avaya Inc. 3.06%, 10/24/14(b)		592	537,299
First Data Corporation 3.01%, 9/24/14(b)		694	623,071
SunGard Data Systems Inc. (Solar Capital Corp.) 2.01%, 2/28/14(b)		25	24,275
3.90%-4.04%, 2/28/16(b)		359	355,159

			1,539,804

Transportation - Services – 0.0%
Swift Transportation Co., Inc. 8.25%, 5/12/14(b)		245	242,050

			36,647,020

Financial Institutions – 0.1%
Finance – 0.0%
CIT Group, Inc. 6.25%, 8/11/15(b)		466	473,278
Delos Aircraft Inc. 7.00%, 3/17/16(b)		106	108,119
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(b)		144	147,409

			728,806

Insurance – 0.0%
Asurion, LLC (fka Asurion Corporation), 3/31/15(l)		1,000	981,250
3.26%-3.40%, 7/03/14(b)		297	276,210

			1,257,460

REITS – 0.1%
Capital Automotive L.P. 2.76%, 12/14/12(b)		1,506	1,486,768

			3,473,034

Utility – 0.1%
Electric – 0.1%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.81%, 11/01/13(b)		303	284,927

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.81%, 5/01/14(b)	U.S.$	1,000	$917,500
Texas Competitive Electric Holdings Company, LLC (TXU) 3.76%-4.07%, 10/10/14(b)		1,702	1,324,442

			2,526,869

Total Bank Loans (cost $42,677,558)			42,646,923

ASSET-BACKED SECURITIES – 1.3%
Home Equity Loans - Fixed Rate – 1.0%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		2,108	1,489,498
Series 2006-1, Class AF6 5.526%, 7/25/36		2,771	2,147,860
Series 2006-15, Class A3 5.689%, 10/25/46		2,400	1,727,166
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		2,156	1,563,857
GSAA Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	1,785,394
Series 2006-10, Class AF3 5.985%, 6/25/36		2,559	1,578,806
Halo 2007-wf1 A3 Series 2007-WF1, Class A3 5.73%, 12/25/36		3,564	1,684,884
JP Morgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 5.552%, 1/25/37		1,750	1,104,438
LXS 2006-17 Series 2006-17, Class WF32 5.55%, 11/25/36		3,400	2,777,515
LXS 2007-6 Series 2007-6, Class 3A5 5.72%, 5/25/37		1,319	879,171
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		2,500	1,467,980
Series 2007-8XS, Class A2 6.00%, 4/25/37		2,400	1,734,289
Ramc 2007-2 Af6 Series 2007-2, Class AF6 5.879%, 6/25/37		2,044	1,170,538

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Renaissance Home Equity Loan Trust Series 2007-3, Class AF3 7.238%, 9/25/37	U.S.$	5,800	$3,219,520

			24,330,916

Home Equity Loans - Floating Rate – 0.3%
Cbass 2007-cb3 A3 Series 2007-CB3, Class A3 5.419%, 3/25/37(b)		2,155	1,164,474
Countrywide Asset-Backed Certificates Series 2006-S10, Class A1 0.366%, 10/25/36(b)		47	46,451
Series 2007-S2, Class A1 0.396%, 5/25/37(b)		998	847,450
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 4.94%, 2/25/37(b)		4,700	2,893,050
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(b)		1,955	1,093,619
Series 2006-6, Class AF5 6.241%, 3/25/36(b)		1,466	803,772

			6,848,816

Total Asset-Backed Securities (cost $30,567,380)			31,179,732

		Shares
PREFERRED STOCKS – 1.0%
Industrial – 0.6%
Communications - Telecommunications – 0.3%
Centaur Funding Corp. 9.08%(a)		6,280	6,762,775

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 10.00%		51,000	5,801,250

			12,564,025

Financial Institutions – 0.4%
Banking – 0.2%
Capital One Capital II 7.50%		130,000	3,277,300
Santander Finance Preferred SA Unipersonal 6.80%		67,000	1,622,070

			4,899,370

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Shares	U.S. $ Value

Finance – 0.2%
Ally Financial, Inc. 7.00%(a)		479	$425,681
Citigroup Capital XII 8.50%		77,000	2,030,490
Citigroup Capital XIII 7.875%(k)		86,298	2,286,897

			4,743,068

REITS – 0.0%
Sovereign Real Estate Investment Trust 12.00%(a)		501	582,413

			10,224,851

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		11,250	5,963
Federal National Mortgage Association 8.25%		51,350	28,242

			34,205

Total Preferred Stocks (cost $23,704,548)			22,823,081

		Principal Amount (000)
SUPRANATIONALS – 0.4%
Eurasian Development Bank 7.375%, 9/29/14(a)		1,760	1,944,800
European Investment Bank Zero Coupon, 4/24/13(a)	IDR	82,770,270	8,111,718

Total Supranationals (cost $9,906,138)			10,056,518

LOCAL GOVERNMENTS - REGIONAL BONDS – 0.3%
Colombia – 0.2%
Bogota Distrio Capital 9.75%, 7/26/28(a)	COP	6,665,000	5,208,252

Argentina – 0.1%
Provincia de Cordoba 12.375%, 8/17/17(a)	U.S.$	1,726	1,807,985

Total Local Governments – Regional Bonds (cost $4,430,097)			7,016,237

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California ST 7.95%, 3/01/36	U.S.$	2,235	$2,343,330
7.625%, 3/01/40		1,250	1,319,725
Illinois ST 7.35%, 7/01/35		2,620	2,685,972

Total Local Governments – Municipal Bonds (cost $6,214,264)			6,349,027

INFLATION-LINKED SECURITIES – 0.1%
Uruguay – 0.1%
Republica Orient Uruguay 3.70%, 6/26/37 (cost $2,179,832)	UYU	52,101	2,694,603

		Shares
COMMON STOCKS – 0.0%
Neenah Enterprises, Inc.(e)(h)		49,578	148,734
Greektown Superholdings, Inc.(e)(f)		541	49,203
Broder Brothers Co.		26,940	0
U.S. Shipping Corp.(e)(m)		27,473	0
American Media, Inc.(e)(f)		10,382	0
AOT Bedding Super Holdings, LLC		43	0
Gallery Media Holding		202	0
Merisant Co.(e)(h)		999	0

Total Common Stocks (cost $1,440,982)			197,937

WARRANTS – 0.0%
Charter Communications, Inc., expiring 11/30/14(n)		6,691	30,110
Alion Science And Technology C, expiring 3/15/17(a)(n)		1,050	0
Magnachip Semicon, expiring 12/31/49(n)		12,000	0
Quality Warrants, expiring 11/01/13(n)		50,562	0

Total Warrants (cost $1,820,204)			30,110

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

	Contracts(o)	U.S. $ Value

OPTION PURCHASED - CALL – 0.0%
Swaptions – 0.0%
IRS USD RTR
Expiration: May 2011, Exercise Rate 2.17% (cost $126,900)	470,000	$4,624

	Shares
SHORT-TERM INVESTMENTS – 5.6%
Investment Companies – 5.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.17%(p) (cost $129,603,153)	129,603,153	129,603,153

Total Investments – 106.0% (cost $2,273,633,017)		2,465,317,141
Other assets less liabilities – (6.0)%		(139,338,588)

Net Assets – 100.0%		$2,325,978,553

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Capital Inc.: Australian Dollar settling 12/22/10	14,369	$13,968,363	$13,986,949	$18,586
Credit Suisse First Boston: Norwegian Krone settling 11/04/10	88,028	13,949,070	15,029,135	1,080,065
Morgan Stanley & Co., Inc.: South Korean Won settling 11/18/10	11,606,230	10,104,324	10,306,862	202,538
Royal Bank of Scotland: Russian Rubles settling 11/08/10	593,595	19,429,016	19,235,870	(193,146)

Sale Contracts:
Barclays Capital Inc.: British Pound settling 12/01/10	1,222	1,938,080	1,957,659	(19,579)
New Zealand Dollar settling 12/02/10	3,771	2,762,224	2,868,258	(106,034)
BNP Paribas SA: Euro settling 1/06/11	603	838,886	838,248	638
Credit Suisse First Boston: British Pound settling 12/01/10	2,629	4,129,237	4,211,420	(82,183)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Deutsche Bank: British Pound settling 12/01/10	729	$1,168,503	$1,168,176	$327
British Pound settling 12/01/10	308	483,644	494,070	(10,426)
Goldman Sachs: Japanese Yen settling 11/10/10	1,525,993	18,334,433	18,964,542	(630,109)
HSBC Securities Inc.: Hungarian Forint settling 12/08/10	2,725,353	12,882,786	13,905,652	(1,022,866)
Royal Bank of Scotland: Brazilian Real settling 12/02/10	23,873	14,245,145	13,951,276	293,869
Euro settling 1/06/11	132,736	183,927,613	184,582,318	(654,705)
Russian Rubles settling 11/08/10	421,546	13,797,648	13,660,484	137,164

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Goldman Sachs Bank USA: Hellenic Republic Government 5.9% 10/22/22, 6/20/15*	(0.50)%	8.07%	$7,800	$138,892	$0	$138,892
JPMorgan Chase Bank, NA: Republic of Iceland 4.375% 3/10/14, 12/20/11*	(10.50)	3.06	2,750	(365,506)	0	(365,506)

Sale Contracts:
Deutshe Bank: Ukraine Government 7.65% 6/11/13, 2/25/11*	5.00	3.99	13,000	167,667	153,748	321,415
Goldman Sachs Bank USA: Gazprom 9.25% 4/28/34, 11/20/11*+	9.25	1.02	8,400	1,093,771	0	1,093,771

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
VTB Bank 4.25% 2/15/16, 11/20/11*+	11.50%	1.64%	$4,400	$691,651	$0	$691,651
JPMorgan Chase Bank, N.A.: Ukraine Government 7.65% 6/11/13, 2/20/11*	5.00	3.99	3,500	47,281	142,569	189,850
Morgan Stanley: CDX NAHY-15 5-Year Index 12/20/15*	5.00	4.89	25,000	263,083	233,008	496,091
RSHB Capital SA 7.18% 5/16/13, 11/20/13*+	9.75	1.97	5,400	1,470,801	0	1,470,801

*	Termination date

+	The fund held collateral received from the swap counterparty. The aggregate market value of these securities amounted to $3,308,334.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2010
Barclay’s Capital Inc.	453	USD	(2.50	)%*	12/31/10	$452,934
Barclay’s Capital Inc.	2,386	USD	(1.50	)%*	12/31/10	2,384,803
Barclay’s Capital Inc.	1,531	USD	(1.00	)%*	12/31/10	1,521,266
Barclay’s Capital Inc.	356	EUR	(0.50	)%*	12/31/10	494,737
Barclay’s Capital Inc.	501	USD	(0.50	)%*	12/31/10	500,227
Barclay’s Capital Inc.	1,043	USD	(0.50	)%*	12/31/10	1,041,530
Barclay’s Capital Inc.	1,083	USD	(0.50	)%*	12/31/10	1,080,876
Barclay’s Capital Inc.	1,226	USD	(0.50	)%*	12/31/10	1,224,462
Barclay’s Capital Inc.	1,579	USD	(0.50	)%*	12/31/10	1,578,193
Barclay’s Capital Inc.	2,185	USD	(0.50	)%*	12/31/10	2,182,147
Barclay’s Capital Inc.	2,349	USD	(0.50	)%*	12/31/10	2,346,977
Barclay’s Capital Inc.	2,479	USD	(0.50	)%*	12/31/10	2,475,888
Barclay’s Capital Inc.	1,031	USD	(0.25	)%*	12/31/10	1,030,913
Barclay’s Capital Inc.	3,568	USD	(0.13	)%*	12/31/10	3,566,664
Barclay’s Capital Inc.	1,796	EUR	(0.10	)%*	12/31/10	2,498,942
Barclay’s Capital Inc.	415	USD	0.00%		12/31/10	415,000
Barclay’s Capital Inc.	1,005	EUR	0.00%		12/31/10	1,398,759
Barclay’s Capital Inc.	1,010	EUR	0.00%		12/31/10	1,405,753
Barclay’s Capital Inc.	1,112	EUR	0.00%		12/31/10	1,547,654
Barclay’s Capital Inc.	3,435	USD	0.00%		12/31/10	3,435,000
Barclay’s Capital Inc.	4,280	USD	0.00%		12/31/10	4,279,712
Barclay’s Capital Inc.	1,920	USD	0.40%		12/31/10	1,920,299
Barclay’s Capital Inc.	1,873	USD	0.45%		12/31/10	1,873,031
ING Bank Amsterdam	390	USD	(3.75	)%*	12/31/10	389,513
ING Bank Amsterdam	518	USD	(3.75	)%*	12/31/10	516,907

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Portfolio of Investments

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at October 31, 2010
ING Bank Amsterdam	518	USD	(2.25	)%*	12/31/10	$517,047
ING Bank Amsterdam	529	USD	(1.00	)%*	12/31/10	526,503
ING Bank Amsterdam	2,065	USD	(2.00	)%*	12/31/10	2,062,132
ING Bank Amsterdam	995	USD	(1.85	)%*	12/31/10	993,619
ING Bank Amsterdam	318	USD	(1.75	)%*	12/31/10	317,982
ING Bank Amsterdam	401	USD	(1.50	)%*	12/31/10	400,041
ING Bank Amsterdam	500	USD	(1.75	)%*	12/31/10	498,746
ING Bank Amsterdam	1,884	USD	(0.88	)%*	12/31/10	1,882,364
ING Bank Amsterdam	1,093	USD	(1.75	)%*	12/31/10	1,092,420
ING Bank Amsterdam	705	USD	(0.25	)%*	12/31/10	704,983
ING Bank Amsterdam	1,060	USD	(0.50	)%*	12/31/10	1,058,160
ING Bank Amsterdam	2,163	USD	(1.75	)%*	12/31/10	2,161,753
ING Bank Amsterdam	1,095	USD	(0.38	)%*	12/31/10	1,094,943
ING Bank Amsterdam	1,210	USD	0.22	%*	12/31/10	1,209,698
ING Bank Amsterdam	1,123	USD	(0.38	)%*	12/31/10	1,122,290
ING Bank Amsterdam	1,981	USD	(0.25	)%*	12/31/10	1,981,244
ING Bank Amsterdam	254	USD	(0.13	)%*	12/31/10	254,396
ING Bank Amsterdam	967	USD	0.22%		12/31/10	966,625
ING Bank Amsterdam	1,373	USD	0.00%		12/31/10	1,372,500
ING Bank Amsterdam	3,067	USD	0.00%		12/31/10	3,066,525
ING Bank Amsterdam	339	USD	0.05%		12/31/10	339,205
ING Bank Amsterdam	1,176	USD	0.10%		12/31/10	1,176,250
ING Bank Amsterdam	2,870	USD	0.10%		12/31/10	2,870,491
ING Bank Amsterdam	430	USD	0.12%		12/31/10	430,359
ING Bank Amsterdam	4,850	USD	0.20%		12/31/10	4,850,000
ING Bank Amsterdam	561	USD	0.22	%*	12/31/10	561,144
ING Bank Amsterdam	1,259	USD	0.35%		12/31/10	1,259,050
ING Bank Amsterdam	900	USD	0.61%		12/31/10	899,802
ING Bank Amsterdam	4,166	USD	0.61%		12/31/10	4,165,955
JPMorgan Chase Bank	2,050	USD	(0.35	)%*	11/01/10	2,044,300
JPMorgan Chase Bank	1,285	USD	(0.25	)%*	11/01/10	1,283,175
JPMorgan Chase Bank	1,105	USD	0.25%		11/01/10	1,105,319
JPMorgan Chase Bank	5,472	USD	0.65%		11/01/10	5,478,820
JPMorgan Chase Bank	1,881	USD	0.00%		12/31/10	1,880,790
JPMorgan Chase Bank	8,764	USD	0.35%		12/31/10	8,765,419
JPMorgan Chase Bank	690	USD	0.65%		12/31/10	691,110
JPMorgan Chase Bank	9,664	USD	0.65%		12/31/10	9,675,539
JPMorgan Chase Bank	18,750	USD	0.65%		12/31/10	18,754,401
New Edge Securities	489	EUR	(0.75	)%*	12/31/10	678,768
New Edge Securities	1,029	USD	0.10%		12/31/10	1,028,759
New Edge Securities	2,334	USD	0.15%		12/31/10	2,333,965
Nomura Securities	4,666	USD	0.25%		12/31/10	4,666,160

						$139,784,939

*	Variable rate, interest payment due to/(from) counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the aggregate market value of these securities amounted to $786,169,388 or 33.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2010.

(c)	Pay-In-Kind Payments (PIK).

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $139,409,968.

(e)	Fair valued.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.03% of net assets as of October 31, 2010, are considered illiquid and restricted.

Security	Acquisition Date	Cost	Market Value	Percentage of Net Assets
American Media, Inc.	3/04/09	$230,000	$0	0.00%
Broder Brothers Co. 12.00%, 10/15/13	5/21/09	505,809	281,114	0.01%
European Media Capital SA 10.00%, 2/01/15	8/18/10	887,513	354,200	0.02%
Greektown Superholdings, Inc.	7/19/10	45,633	49,203	0.00%
Truvo Subsidiary Corp. 8.375%, 12/01/14	3/13/08	1,158,149	57,735	0.00%

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)	Illiquid security.

(i)	Security is in default and is non-income producing.

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2010.

(k)	Variable rate coupon, rate shown as of October 31, 2010.

(l)	This position or a portion of this position represents an unsettled loan purchase. At October 31, 2010, the market value and unrealized gain of these unsettled loan purchases amounted to $7,618,750 and $65,910, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(m)	Restricted and illiquid security.

(n)	Non-income producing security.

(o)	One contract relates to 100 shares.

(p)	Investment in affiliated money market mutual fund. The rate shown represents the 7- day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2010, the fund’s total exposure to subprime investments was 2.58% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CLP – Chilean Peso

COP – Colombian Peso

EGP – Egyptian Pounds

EUR – Euro

GBP – Pound Sterling

HUF – Hungarian Forint

IDR – Indonesian Rupiah

JPY – Japanese Yen

NZD – New Zealand Dollar

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Portfolio of Investments

RUB – Russian Ruble

TRY – Turkish Lira

UAH – Ukrainian Hryvnia

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

MBIA – MBIA Insurance Corporation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,144,029,864)	$2,335,713,988
Affiliated issuers (cost $129,603,153)	129,603,153
Cash	4,259,230	(a)(b)
Foreign currencies, at value (cost $5,800,408)	5,804,530
Dividends and interest receivable	44,964,938
Receivable for capital stock sold	31,903,581
Receivable for investment securities sold	27,818,118
Unrealized appreciation of credit default swap contracts	4,402,471
Unrealized appreciation of forward currency exchange contracts	1,733,187

Total assets	2,586,203,196

Liabilities
Payable for reverse repurchase agreements	139,784,939
Payable for investment securities purchased	106,339,931
Dividends payable	4,574,868
Payable for capital stock redeemed	3,613,304
Unrealized depreciation of forward currency exchange contracts	2,719,048
Distribution fee payable	801,755
Advisory fee payable	552,010
Upfront premiums received on credit default swap contracts	529,325
Unrealized depreciation of credit default swap contracts	365,506
Cash collateral received from broker	300,000
Transfer Agent fee payable	62,226
Administrative fee payable	26,644
Accrued expenses and other liabilities	555,087

Total liabilities	260,224,643

Net Assets	$2,325,978,553

Composition of Net Assets
Capital stock, at par	$252,375
Additional paid-in capital	2,199,716,400
Distributions in excess of net investment income	(5,219,385)
Accumulated net realized loss on investment and foreign currency transactions	(63,389,922)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	194,619,085

	$2,325,978,553

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,326,974,180	144,394,170	$9.19	*

B	$40,091,560	4,328,065	$9.26

C	$541,386,037	58,268,160	$9.29

Advisor	$385,380,333	41,887,616	$9.20

R	$13,250,248	1,442,254	$9.19

K	$1,624,131	176,739	$9.19

I	$17,272,064	1,877,576	$9.20

*	The maximum offering price per share for Class A shares was $9.60 which reflects a sales charge of 4.25%.

(a)	An amount of $660,000 has been segregated to collateralize credit default swap contracts outstanding at October 31, 2010.

(b)	Includes cash collateral of $300,000 received from broker for credit default swap contracts.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2010

Investment Income
Interest	$136,766,989
Dividends
Unaffiliated issuers	1,400,583
Affiliated issuers	101,433	$138,269,005

Expenses
Advisory fee (see Note B)	7,787,382
Distribution fee—Class A	2,894,475
Distribution fee—Class B	459,076
Distribution fee—Class C	3,436,523
Distribution fee—Class R	38,462
Distribution fee—Class K	3,611
Transfer agency—Class A	1,121,264
Transfer agency—Class B	71,594
Transfer agency—Class C	419,896
Transfer agency—Advisor Class	221,931
Transfer agency—Class R	19,542
Transfer agency—Class K	2,888
Transfer agency—Class I	7,612
Printing	352,000
Registration fees	296,449
Custodian	268,340
Administrative	89,160
Audit	71,535
Legal	58,205
Directors’ fees	43,300
Miscellaneous	28,750

Total expenses before interest and borrowing fee	17,691,995
Interest expense and borrowing fee	651,201

Total expenses	18,343,196
Less: expenses waived and reimbursed by the Adviser (see Note B)	(736,252)

Net expenses		17,606,944

Net investment income		120,662,061

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		23,800,307
Swap contracts		4,817,220
Foreign currency transactions		(2,683,891)
Net change in unrealized appreciation/depreciation of:
Investments		155,990,938
Swap contracts		(859,944)
Foreign currency denominated assets and liabilities		(1,977,465)

Net gain on investment and foreign currency transactions		179,087,165

Contributions from Adviser (see Note B)		235,116

Net Increase in Net Assets from Operations		$299,984,342

See notes to financial statements.

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2010	Year Ended October 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$120,662,061	$74,840,528
Net realized gain (loss) on investment and foreign currency transactions	25,933,636	(56,155,194)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	153,153,529	336,341,100
Contributions from Adviser (see Note B)	235,116	– 0	–

Net increase in net assets from operations	299,984,342	355,026,434
Dividends and Distributions to Shareholders from
Net investment income
Class A	(77,548,749)	(54,815,063)
Class B	(3,373,970)	(4,924,499)
Class C	(24,706,759)	(13,216,302)
Advisor Class	(15,439,787)	(3,291,539)
Class R	(601,223)	(248,936)
Class K	(117,619)	(101,203)
Class I	(519,234)	(24,694)
Tax return of capital
Class A	– 0	–	(987,790)
Class B	– 0	–	(96,072)
Class C	– 0	–	(256,532)
Advisor Class	– 0	–	(55,537)
Class R	– 0	–	(4,516)
Class K	– 0	–	(1,799)
Class I	– 0	–	(428)
Net realized gain on investment and foreign currency transactions
Class A	– 0	–	(1,501,743)
Class B	– 0	–	(176,981)
Class C	– 0	–	(371,845)
Advisor Class	– 0	–	(17,794)
Class R	– 0	–	(5,912)
Class K	– 0	–	(2,609)
Class I	– 0	–	(658)
Capital Stock Transactions
Net increase	1,011,175,870	235,996,628

Total increase	1,188,852,871	510,920,610
Net Assets
Beginning of period	1,137,125,682	626,205,072

End of period (including distributions in excess of net investment income of $(5,219,385) and $(5,613,088), respectively)	$2,325,978,553	$1,137,125,682

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Emerging Market Debt Fund, Inc., was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/ dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans took into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

As of June 14, 2010 and for the remainder of the reporting period ended October 31, 2010, there were no TALF loans outstanding for the Fund. For the period November 1, 2009 through June 14, 2010, the Fund elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permitted a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option required that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.4). Through June 14, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2010:

Investments in Securities	Level 1		Level 2		Level 3		Total
Corporates – Non-Investment Grades	$4,818,088		$1,198,820,717		$33,708,344		$1,237,347,149
Corporates – Investment Grades	– 0	–	252,883,072		4,535,572		257,418,644
Emerging Markets – Sovereigns	– 0	–	189,176,302		11,818,976		200,995,278
Commercial Mortgage-Backed Securities	– 0	–	37,373,350		69,761,354		107,134,704
Governments – Treasuries	– 0	–	94,142,948		– 0	–	94,142,948
Quasi-Sovereigns	– 0	–	90,733,842		– 0	–	90,733,842
Emerging Markets – Treasuries	– 0	–	66,898,937		– 0	–	66,898,937
Emerging Markets – Corporate Bonds	– 0	–	56,238,803		1,443,000		57,681,803
CMOs	– 0	–	– 0	–	53,856,828		53,856,828
Governments – Sovereign Bonds	– 0	–	46,505,063		– 0	–	46,505,063
Bank Loans	– 0	–	– 0	–	42,646,923		42,646,923
Asset-Backed Securities	– 0	–	– 0	–	31,179,732		31,179,732
Preferred Stocks	15,052,212		7,770,869		– 0	–	22,823,081
Supranationals	– 0	–	1,944,800		8,111,718		10,056,518
Local Governments – Regional Bonds	– 0	–	1,807,985		5,208,252		7,016,237
Local Governments – Municipal Bonds	– 0	–	6,349,027		– 0	–	6,349,027
Inflation-Linked Securities	– 0	–	2,694,603		– 0	–	2,694,603
Common Stocks	– 0	–	– 0	–	197,937		197,937
Warrants	– 0	–	– 0	–	30,110		30,110
Option Purchased-Call	– 0	–	4,624		– 0	–	4,624
Short-Term Investments	129,603,153		– 0	–	– 0	–	129,603,153

Total Investments in Securities	149,473,453		2,053,344,942		262,498,746		2,465,317,141
Other Financial Instruments*:
Assets
Credit Default Swaps	– 0	–	4,402,471		– 0	–	4,402,471
Forward Currency Exchange Contracts	– 0	–	1,733,187		– 0	–	1,733,187
Liabilities
Credit Default Swaps	– 0	–	(365,506)		– 0	–	(365,506)
Forward Currency Exchange Contracts	– 0	–	(2,719,048)		– 0	–	(2,719,048)

Total	$149,473,453		$2,056,396,046		$262,498,746		$2,468,368,245

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Non Investment Grades			Corporates - Investment Grades			Emerging Markets - Sovereigns			Commerical Mortgage- Backed Securities
Balance as of 10/31/09		$29,155,307			$39,517,688			$148,430,304		$13,743,817
Accrued discounts/ premiums		67,663			324,641			2,530,042		258,053
Realized gain (loss)		(171,550)			(107,883)			20,625,660		366,393
Change in unrealized appreciation/ depreciation		4,794,115			3,649,298			3,214,496		7,942,695
Net purchases (sales)		20,653,982			(9,059,145)			(31,080,537)		31,674,916
Transfers into level 3		– 0	–		– 0	–		– 0	–	15,775,480
Transfers out of level 3		(20,791,173)			(29,789,027)			(131,900,989)		– 0	–

Balance as of 10/31/10		$33,708,344			$4,535,572			$11,818,976		$69,761,354

Net change in unrealized appreciation/depreciation from investments held as of 10/31/10		$2,425,632			$295,564			$839,687		$9,926,474

	Governments - Treasuries			Quasi- Sovereign			Emerging Markets - Treasuries			Emerging Markets - Corporate Bonds
Balance as of 10/31/09		$39,173,955			$43,005,423			$29,116,404		$3,793,940
Accrued discounts/ premiums		128,763			698,017			(77,234)		653
Realized gain (loss)		392,145			689,918			1,912,034		– 0	–
Change in unrealized appreciation/ depreciation		562,817			3,624,790			63,839		430,347
Net purchases (sales)		456,216			5,402,399			(12,780,387)		– 0	–
Transfers into level 3		– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of level 3		(40,713,896)			(53,420,547)			(18,234,656)		(2,781,940)

Balance as of 10/31/10	$	– 0	–	$	– 0	–	$	– 0	–	$1,443,000

Net change in unrealized appreciation/depreciation from investments held as of 10/31/10	$	– 0	–	$	– 0	–	$	– 0	–	$108,529

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	CMOs			Governments - Sovereign Bonds			Bank Loans		Asset- Backed Securities
Balance as of 10/31/09		$3,617,638			$6,185,050		$18,968,639			$2,095,498
Accrued discounts/premiums		452,749			(2,899)		694,450			185,067
Realized gain (loss)		1,427,091			– 0	–	480,018			261,491
Change in unrealized appreciation/depreciation		1,148,838			941,839		(86,186)			811,659
Net purchases (sales)		47,210,512			– 0	–	22,590,002			27,826,017
Transfers into level 3		– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3		– 0	–		(7,123,990)		– 0	–		– 0	–

Balance as of 10/31/10		$53,856,828		$	– 0	–	$42,646,923			$31,179,732

Net change in unrealized appreciation/depreciation from investments held as of 10/31/10		$1,528,258		$	– 0	–	$348,292			$713,530

	Preferred Stocks			Supranationals			Local Governments - Regional Bonds		Inflation- Linked Securities
Balance as of 10/31/09		$526,050		$	– 0	–	$3,076,661			$4,056,156
Accrued discounts/premiums		– 0	–		182,578		8,140			156,418
Realized gain (loss)		– 0	–		– 0	–	– 0	–		224,375
Change in unrealized appreciation/depreciation		56,362			5,401		2,123,451			286,145
Net purchases (sales)		– 0	–		7,923,739		– 0	–		(2,028,491)
Transfers into level 3		– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3		(582,412)			– 0	–	– 0	–		(2,694,603)

Balance as of 10/31/10	$	– 0	–		$8,111,718		$5,208,252		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/10	$	– 0	–		$5,401		$2,123,451		$	– 0	–

	Common Stocks			Warrants			Governments - Sovereign Agencies		TALF
Balance as of 10/31/09	$	– 0	–		$287,500		$2,632,732			$(52,705,337)
Accrued discounts/premiums		– 0	–		– 0	–	(23,845)			– 0	–
Realized gain (loss)		(483)			(1,291,355)		64,081			– 0	–
Change in unrealized appreciation/depreciation		(1,016,620)			(2,077,594)		(122,412)			– 0	–
Net purchases (sales)		1,165,884			3,111,559		(2,550,556)			52,705,337
Transfers into level 3		49,156			– 0	–	– 0	–		– 0	–
Transfers out of level 3		– 0	–		– 0	–	– 0	–		– 0	–

Balance as of 10/31/10		$197,937			$30,110		$ – 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/10		$(487,848)			$(1,790,095)		$ – 0	–	$	– 0	–

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Notes to Financial Statements

	Total
Balance as of 10/31/09	$334,677,425
Accrued discounts/premiums	5,583,256
Realized gain (loss)	24,871,935
Change in unrealized appreciation/depreciation	26,353,280
Net purchases (sales)	163,221,447
Transfers into level 3	15,824,636
Transfers out of level 3	(308,033,233)

Balance as of 10/31/10	$262,498,746

Net change in unrealized appreciation/depreciation from investments held as of 10/31/10	$16,036,875	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on October 31, 2011 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2010, such reimbursement amounted to $736,252.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Notes to Financial Statements

During the year ended October 31, 2010, the Adviser reimbursed the Fund $235,116 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2010, such fee amounted to $89,160.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $737,115 for the year ended October 31, 2010.

For year ended October 31, 2010, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under and expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $389,705 from the sale of Class A shares and received $20,462, $40,726 and $100,269 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2010 is as follows:

Market Value October 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2010 (000)	Dividend Income (000)
$ 112,962	$723,520	$706,879	$129,603	$101

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares,

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

..50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,310,714, $5,809,290, $37,971 and $9,945 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2010, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,430,842,135		$404,236,040
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and swap contracts) are as follows:

Cost	$2,273,866,459

Gross unrealized appreciation	$224,586,054
Gross unrealized depreciation	(33,135,372)

Net unrealized appreciation	$191,450,682

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended October 31, 2010, the Fund entered into foreign-currency exchange contracts for hedging purposes and to increase exposure to underlying asset classes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 2010, the Fund had no transactions in written options.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2010, the Fund entered into swaptions for hedging purposes.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Notes to Financial Statements

by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/ (pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended October 31, 2010, the Fund entered into credit default swap contracts for hedging and non-hedging purposes.

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At October 31, 2010 the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $59,700,000 with net unrealized appreciation of $4,263,579 and terms ranging from 4 months to 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2010 the Fund had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $365,506 at October 31, 2010.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Notes to Financial Statements

At October 31, 2010 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,733,187	Unrealized depreciation of forward currency exchange contracts	$2,719,048

Credit contracts	Unrealized appreciation of credit default swap contracts	4,402,471	Unrealized depreciation of credit default swap contracts	365,506

Total		$6,135,658		$3,084,554

The effect of derivative instruments on the statement of operations for the year ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$4,817,220	$(859,944)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(4,090,892)	(1,711,130)

Total		$726,328	$(2,571,074)

For the year ended October 31, 2010, the average monthly notional amount of credit default swap contracts was $54,107,692, and the average monthly principal amount of forward currency exchange contracts was $206,803,773.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the year ended October 31, 2010, the average amount of reverse repurchase agreements outstanding was $73,673,921 and the daily weighted average interest rate was (0.17)%. During the year, the Fund received net interest payment from counterparties.

4. Term Asset-Backed Securities Loan Facility

Through June 14, 2010, the Fund participated in the TALF program. Under the TALF program eligible borrowers obtained a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on the Fund’s records. The Fund agreed to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, the Fund was not required to pledge further collateral in the event that the value of the Eligible Securities transferred as collateral fell below the loan amount. The loan was prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjected the Fund to certain risks, including possible delays in the recovery of securities posted as collateral or possible loss of rights in the collateral should the Fund be unable to repay a loan. Additionally, there was the risk that the expenses associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Fund was entitled. Under the TALF program,

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Notes to Financial Statements

interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Fund was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination and is reported on the statement of operations as interest expense.

As of June 14, 2010, and for the remainder of the reporting period, there were no TALF loans outstanding for the Fund. For the period November 1, 2009 through June 14, 2010, the average amount of TALF loans outstanding for the Fund was $35,086,069 and the weighted average interest rate was 2.46%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

Class A
Shares sold	80,356,153	35,548,416	$701,043,060	$255,404,068

Shares issued in reinvestment of dividends and distributions	5,567,603	5,363,917	48,216,232	35,062,470

Shares converted from Class B	1,520,117	2,418,802	13,150,234	15,973,756

Shares redeemed	(37,725,184)	(25,654,414)	(323,863,566)	(167,978,078)

Net increase	49,718,689	17,676,721	$438,545,960	$138,462,216

Class B
Shares sold	459,316	925,937	$4,026,205	$5,947,080

Shares issued in reinvestment of dividends and distributions	232,327	479,418	2,017,843	3,082,942

Shares converted to Class A	(1,507,755)	(2,399,018)	(13,150,234)	(15,973,756)

Shares redeemed	(1,120,294)	(2,015,989)	(9,739,473)	(12,882,778)

Net decrease	(1,936,406)	(3,009,652)	$(16,845,659)	$(19,826,512)

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
Class C
Shares sold	36,083,321	11,822,324	$318,660,800	$86,721,170

Shares issued in reinvestment of dividends and distributions	1,670,254	1,251,606	14,655,898	8,306,930

Shares redeemed	(6,204,959)	(5,373,542)	(54,236,612)	(35,784,954)

Net increase	31,548,616	7,700,388	$279,080,086	$59,243,146

Advisor Class
Shares sold	40,072,038	10,778,833	$349,916,045	$75,896,243

Shares issued in reinvestment of dividends and distributions	1,197,780	362,613	10,461,294	2,577,721

Shares redeemed	(8,696,949)	(2,867,029)	(74,880,842)	(21,929,061)

Net increase	32,572,869	8,274,417	$285,496,497	$56,544,903

Class R
Shares sold	1,172,235	275,163	$10,263,021	$1,751,460

Shares issued in reinvestment of dividends and distributions	67,342	39,069	586,282	248,743

Shares redeemed	(253,022)	(105,163)	(2,212,270)	(692,999)

Net increase	986,555	209,069	$8,637,033	$1,307,204

Class K
Shares sold	33,081	26,058	$291,477	$171,689

Shares issued in reinvestment of dividends and distributions	13,705	15,768	118,369	103,442

Shares redeemed	(31,128)	(9,396)	(273,753)	(66,427)

Net increase	15,658	32,430	$136,093	$208,704

Class I
Shares sold	1,794,820	7,106	$15,724,460	$43,828

Shares issued in reinvestment of dividends and distributions	53,785	3,864	475,051	25,275

Shares redeemed	(8,182)	(1,919)	(73,651)	(12,136)

Net increase	1,840,423	9,051	$16,125,860	$56,967

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The Fund may also utilize leverage through the use of the TALF loan. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$122,307,341		$78,699,783

Total taxable distributions	122,307,341		78,699,783
Tax return of capital	– 0	–	1,402,674

Total distributions paid	$122,307,341		$80,102,457

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

Notes to Financial Statements

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$12,866,408
Accumulated capital and other losses	(73,217,359	)(a)
Unrealized appreciation/(depreciation)	191,334,052	(b)

Total accumulated earnings/(deficit)	$130,983,101	(c)

(a)

On October 31 ,2010, the Fund had a net capital loss carryforward for federal income tax purposes of $63,198,077, of which $12,359,846 expires in the year 2016, and $50,838,231 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $24,242,999. As a result of the merger with AllianceBernstein Bond Fund—Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc, into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. For the year ended October 31, 2010, the cumulative deferred loss on straddles was $10,019,282.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and tax treatment of interest on defaulted securities.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, foreign currency reclassification, premium adjustment, and a contribution from advisor resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment transactions and foreign currency transactions, and a net decrease to additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.24		$ 5.85		$ 9.02		$ 8.97		$ 8.70

Income From Investment Operations
Net investment income(a)	.69	(b)	.67	(b)	.61	(b)	.56		.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96		2.44		(2.87)		.41		.43
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.65		3.11		(2.26)		.97		.98

Less: Dividends and Distributions
Dividends from net investment income	(.70)		(.69)		(.68)		(.57)		(.57)
Tax return of capital	– 0	–	(.01)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)		(.23)		(.35)		(.14)

Total dividends and distributions	(.70)		(.72)		(.91)		(.92)		(.71)

Net asset value, end of period	$ 9.19		$ 8.24		$ 5.85		$ 9.02		$ 8.97

Total Return
Total investment return based on net asset value(d)	20.85	%*	57.11	%*	(27.49	)%*	11.54%		11.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,326,974		$780,222		$450,517		$281,677		$235,763
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.99	%**	.99%		1.03	%**	1.41	%**	1.48%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.95	%**	.95%		1.03	%**	1.41	%**	1.48%
Expenses, before waivers/reimbursements	1.04	%**	1.13%		1.13	%**	1.41	%**	1.48%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.00	%**	1.09%		1.07	%**	1.14	%**	1.14%
Net investment income	7.93	%(b)**	10.13	%(b)	7.65	%(b)**	6.24	%**	6.32%
Portfolio turnover rate	26%		46%		74%		67%		75%

See footnote summary on page 96.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.31		$ 5.90		$ 9.09		$ 9.05		$ 8.77

Income From Investment Operations
Net investment income(a)	.63	(b)	.62	(b)	.55	(b)	.49		.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96		2.46		(2.89)		.41		.44
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.59		3.08		(2.34)		.90		.93

Less: Dividends and Distributions
Dividends from net investment income	(.64)		(.64)		(.62)		(.51)		(.51)
Tax return of capital	– 0	–	(.01)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)		(.23)		(.35)		(.14)

Total dividends and distributions	(.64)		(.67)		(.85)		(.86)		(.65)

Net asset value, end of period	$ 9.26		$ 8.31		$ 5.90		$ 9.09		$ 9.05

Total Return
Total investment return based on net asset value(d)	19.86	%*	55.89	%*	(28.03	)%*	10.51%		11.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,092		$52,041		$54,724		$35,058		$45,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.70	%**	1.68%		1.74	%**	2.14	%**	2.18%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.65	%**	1.65%		1.74	%**	2.14	%**	2.18%
Expenses, before waivers/reimbursements	1.78	%**	1.88%		1.86	%**	2.14	%**	2.18%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.73	%**	1.85%		1.80	%**	1.87	%**	1.85%
Net investment income	7.25	%(b)**	9.46	%(b)	6.83	%(b)**	5.45	%**	5.55%
Portfolio turnover rate	26%		46%		74%		67%		75%

See footnote summary on page 96.

90	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.33		$ 5.92		$ 9.11		$ 9.07		$ 8.79

Income From Investment Operations
Net investment income(a)	.62	(b)	.62	(b)	.55	(b)	.49		.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.97		2.46		(2.89)		.41		.44
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.59		3.08		(2.34)		.90		.93

Less: Dividends and Distributions
Dividends from net investment income	(.63)		(.64)		(.62)		(.51)		(.51)
Tax return of capital	– 0	–	(.01)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)		(.23)		(.35)		(.14)

Total dividends and distributions	(.63)		(.67)		(.85)		(.86)		(.65)

Net asset value, end of period	$ 9.29		$ 8.33		$ 5.92		$ 9.11		$ 9.07

Total Return
Total investment return based on net asset value(d)	19.88	%*	55.68	%*	(27.95	)%*	10.50%		11.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$541,386		$222,632		$112,508		$86,525		$88,046
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69	%**	1.69%		1.75	%**	2.11	%**	2.17%
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.65	%**	1.65%		1.75	%**	2.11	%**	2.17%
Expenses, before waivers/reimbursements	1.73	%**	1.83%		1.84	%**	2.11	%**	2.17%
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.69	%**	1.79%		1.77	%**	1.85	%**	1.84%
Net investment income	7.08	%(b)**	9.27	%(b)	6.82	%(b)**	5.47	%**	5.54%
Portfolio turnover rate	26%		46%		74%		67%		75%

See footnote summary on page 96.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	January 28, 2008(e) to October 31, 2008
2010	2009

Net asset value, beginning of period	$ 8.25	$ 5.86	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.71	.72	.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.97	2.41	(2.69)
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.68	3.13	(2.17)

Less: Dividends and Distributions
Dividends from net investment income	(.73)	(.71)	(.49)
Tax return of capital	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.73)	(.74)	(.49)

Net asset value, end of period	$ 9.20	$ 8.25	$ 5.86

Total Return
Total investment return based on net asset value(d)	21.22	%*	57.57	%*	(26.77	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$385,380	$76,843	$6,095
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68	%**	.72%	.69	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.65	%**	.65%	.69	%(f)**
Expenses, before waivers/reimbursements	.73	%**	.83%	.80	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.70	%**	.76%	.76	%(f)**
Net investment income(b)	8.12	%**	10.07%	8.16	%(f)**
Portfolio turnover rate	26%	46%	74%

See footnote summary on page 96.

92	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,	January 28, 2008(e) to October 31, 2008
2010	2009

Net asset value, beginning of period	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.67	.67	.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96	2.43	(2.66)
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.63	3.10	(2.20)

Less: Dividends and Distributions
Dividends from net investment income	(.68)	(.68)	(.47)
Tax return of capital	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.68)	(.71)	(.47)

Net asset value, end of period	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	20.62	%*	56.83	%*	(27.09	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,250	$3,754	$1,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18	%**	1.19%	1.18	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	1.15	%**	1.15%	1.18	%(f)**
Expenses, before waivers/reimbursements	1.37	%**	1.36%	1.43	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.34	%**	1.32%	1.40	%(f)**
Net investment income(b)	7.70	%**	9.86%	7.62	%(f)**
Portfolio turnover rate	26%	46%	74%

See footnote summary on page 96.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,	January 28, 2008(e) to October 31, 2008
2010	2009

Net asset value, beginning of period	$ 8.24	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.69	.68	.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.96	2.44	(2.66)
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.65	3.12	(2.19)

Less: Dividends and Distributions
Dividends from net investment income	(.70)	(.70)	(.48)
Tax return of capital	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.70)	(.73)	(.48)

Net asset value, end of period	$ 9.19	$ 8.24	$ 5.85

Total Return
Total investment return based on net asset value(d)	20.94	%*	57.24	%*	(26.94	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,624	$1,328	$753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95	%**	.94%	.93	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.90	%**	.90%	.93	%(f)**
Expenses, before waivers/reimbursements	1.08	%**	1.10%	1.12	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	1.03	%**	1.06%	1.09	%(f)**
Net investment income(b)	8.04	%**	10.18%	8.01	%(f)**
Portfolio turnover rate	26%	46%	74%

See footnote summary on page 96.

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,	January 28, 2008(e) to October 31, 2008
2010	2009

Net asset value, beginning of period	$ 8.25	$ 5.85	$ 8.52

Income From Investment Operations
Net investment income(a)(b)	.71	.70	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.97	2.44	(2.67)
Contributions from Adviser	.00	(c)	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	1.68	3.14	(2.18)

Less: Dividends and Distributions
Dividends from net investment income	(.73)	(.71)	(.49)
Tax return of capital	– 0	–	(.01)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.02)	– 0	–

Total dividends and distributions	(.73)	(.74)	(.49)

Net asset value, end of period	$ 9.20	$ 8.25	$ 5.85

Total Return
Total investment return based on net asset value(d)	21.23	%*	57.79	%*	(26.84	)%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,272	$306	$165
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.67	%**	.69%	.69	%(f)**
Expenses, net of waivers/reimbursements excluding interest expense and TALF administration fee	.65	%**	.65%	.69	%(f)**
Expenses, before waivers/reimbursements	.72	%**	.72%	.79	%(f)**
Expenses, before waivers/reimbursements excluding interest expense and TALF administration fee	.71	%**	.68%	.75	%(f)**
Net investment income(b)	8.03	%**	10.45%	8.09	%(f)**
Portfolio turnover rate	26%	46%	74%

See footnote summary on page 96.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of distribution.

(f)	Annualized.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the years ended October 31, 2010, October 31, 2009 and October 31, 2008 by .15%, .05% and .41%, respectively.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

96	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein High Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein High Income Fund, Inc. (the “Fund”) (formerly AllianceBernstein Emerging Market Debt Fund, Inc.), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein High Income Fund, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2010

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

Report of Independent Registered Public Accounting Firm

2010 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2010.

For foreign shareholders, 50.51% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

98	• ALLIANCEBERNSTEIN HIGH INCOME FUND

2010 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer
John H. Dobkin(1)
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President	Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109-3661

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith + 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 78 (1993)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 68 (1993)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

ALLIANCEBERNSTEIN HIGH INCOME FUND •	101

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005, and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers, Inc., with which he has been associated since prior to 2005. He was formerly a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors), and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

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Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993–1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

ALLIANCEBERNSTEIN HIGH INCOME FUND •	103

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

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Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested director”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	105

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 50	President and Chief Executive Officer	See above.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Gershon Distenfeld, 35	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Douglas J. Peebles, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Matthew S. Sheridan, 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp, 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo, 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Stephen M. Woetzel, 39	Controller	Vice President of ABIS**, with which he has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

106	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein High Income Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that on January 28, 2008, the Fund acquired the assets of AllianceBernstein Corporate Bond Portfolio and AllianceBernstein High Yield Fund, Inc. Prior to January 28, 2008, the Fund was named AllianceBernstein Emerging Market Debt Fund, Inc.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	107

required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.              2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.5 Also Shown are the Fund’s net assets on September 30, 2010.

Category	Advisory Fee Based on % of Average Daily Net Assets	September 30, 2010 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,105.3

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $105,113 (0.014% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 11.

5	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

108	• ALLIANCEBERNSTEIN HIGH INCOME FUND

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6] (04/31/10)		Fiscal Year End
High Income Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.65 0.95 1.65 1.65 1.15 0.90 0.65	% % % % % % %	0.75 1.07 1.82 1.77 1.41 1.11 0.71	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a

6	Annualized.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	109

fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2010 net assets.8

Fund	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
High Income Fund, Inc.	$2,105.3	Global High Yield Schedule 55 bp on 1st $50 million 35 bp on the balance Minimum account size: $50m	0.355%	0.500%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

110	• ALLIANCEBERNSTEIN HIGH INCOME FUND

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[9]
High Income Fund, Inc.	Global High Yield
	Class A	1.70% on 1st $5 billion 1.50% on the balance

	Class I (Institutional)	1.15% on 1st $5 billion 0.95% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[10]
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not sub-advise any registered investment companies have a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.11 Lipper’s analysis included the Fund’s ranking with respect to the contractual

9	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

10	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 20, 2010 by Reuters was ¥85.75 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $349.9 million; ¥20 billion would be equivalent to approximately $233.2 million; and ¥450 billion would be equivalent to approximately $5.248 billion

11	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	111

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the subject Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[14]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.500	0.564	5/17

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.[18]	0.951	1.119	3/17	1.104	10/83

Based on this analysis, the Fund has a more favorable ranking in a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

17	Most recently completed fiscal year Class A share total expense ratio.

18	It should be noted that the total expense ratio of the Fund shown in the table above was provided by Lipper. Lipper calculates the Fund’s total expense ratio using Form NSAR expense and average net assets data rounded to the nearest thousand. Due to minor differences in data inputs, Lipper’s estimate of the Fund’s total expense ratio may differ from the total expense ratio reported in the Fund’s financial statements. Lipper’s total expense ratio estimate for Class A shares exceeds the Fund’s expense caps, in contrast to the total expense ratio reported in the Fund’s financial statements, which does not exceed the Fund’s expense cap of 0.95% for Class A shares.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	113

that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $110,108, $3,499,127 and $63,884 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2009 in comparison to 2008. During the Fund’s most recently completed fiscal year, ABIS received $609,398 in fees from the Fund.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

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An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	115

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended July 31, 2010.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	29.13	21.96	20.37	3/17	3/95
3 year	11.52	7.00	6.30	1/17	1/85
5 year	10.62	6.23	5.84	1/17	1/74
10 year	13.03	6.29	6.29	1/17	1/59

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)26 versus its benchmarks. Note that the Fund may utilize leverage in contrast to the Fund’s benchmark, which has no leverage.

	Periods Ending July 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
High Income Fund, Inc.	28.85	11.36	10.53	12.98	11.78
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM Index / 33% Barclays Capital High Yield 2% Constrained Index	19.02	9.36	8.89	N/A	N/A
JP Morgan EMBI Global Index	19.08	10.00	9.09	10.49	11.07
JP Morgan GBI EM Index	13.77	7.9	9.41	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	23.69	9.40	7.63	7.75	7.32
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

23	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

24	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

116	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	117

AllianceBernstein Family of Funds

NOTES

118	• ALLIANCEBERNSTEIN HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	119

NOTES

120	• ALLIANCEBERNSTEIN HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	121

NOTES

122	• ALLIANCEBERNSTEIN HIGH INCOME FUND

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	123

NOTES

124	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0151-1010

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2009	$60,416	$5,668	$10,400
2010	$57,500	$—	$16,971

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2009	$790,725	$ $ $	259,914 (249,514 (10,400	) )
2010	$709,151	$ $ $	144,686 (127,715 (16,971	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date:	December 28, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2010